SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

TII Network Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

TII NETWORK TECHNOLOGIES, INC.

141 Rodeo Drive

Edgewood, New York 11717

__________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2008

__________________

To our Stockholders:

The 2008 Annual Meeting of Stockholders of TII Network Technologies, Inc., a Delaware corporation, will be held atthe Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York, on Thursday, May 22, 2008 at 10:00 a.m., New York time, at which the following matters are to be presented for consideration:

1.	The election of three Class II directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors are elected and qualified;
2.	A proposal to approve the Company’s 2008 Equity Compensation Plan;
3.	A proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008; and
4.	The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

The close of business on April 10, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Jennifer E. Katsch,

Secretary

April 29, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

TII NETWORK TECHNOLOGIES, INC.

141 Rodeo Drive

Edgewood, New York 11717

________________________

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on May 22, 2008

________________________

This Proxy Statement is to be mailed to stockholders of TII Network Technologies, Inc., a Delaware corporation, beginning on or about April 29, 2008. We refer in this proxy statement to TII as “we,” “us,” “our,” or the “Company.” This Proxy Statement is being furnished in connection with the solicitation of proxies by our Board of Directors in the accompanying form for use at our 2008 Annual Meeting of Stockholders and at any adjournments or postponements thereof. We refer to proxies in the accompanying form as “proxies” and to that meeting, as it may be adjourned or postponed, as the “meeting.”

ABOUT THE MEETING

Where and when is the meeting to be held?

The meeting will be held on Thursday, May 22, 2008 at 10:00 a.m., New York time, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York.

What are the matters to be voted upon at the meeting?

Stockholders will consider:

•	the election of three Class II directors;
•	approval of our 2008 Equity Compensation Plan;
•	ratification of our Audit Committee’s selection of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2008; and
•	any other business as may properly come before the meeting.

Who will be entitled to vote at the meeting?

Stockholders who own shares of our common stock of record as of the close of business on April 10, 2008 are entitled to notice of, and to vote at, the meeting. We refer to that time and date as the “record date.”

How many shares will be entitled to vote and how many votes will I have?

On the record date, there were outstanding 13,506,904 shares of our common stock. Each outstanding share of common stock at the close of business on the record date is entitled to one vote on all matters to be voted on at the meeting.

How can I vote if I am the record owner of common stock?

Stockholders in whose name shares are registered as of the record date may vote by proxy or in person at the meeting. To vote by proxy without attending the meeting, appropriately mark and sign the accompanying proxy and return it by mail in the enclosed envelope, which requires no postage if mailed in the United States.

If my shares are owned of record by a fiduciary, how can I vote and what if I wish to vote personally at the meeting?

If a stockholder’s common stock is held in “street name” by an institution (that is, held by, and registered in the name of, a broker or other nominee), then that institution is the record owner of those shares and entitled to vote them. Stockholders who are the beneficial owner of shares on the record date should receive instructions from, or on behalf of, that institution describing the procedures for advising the institution how to vote those shares. A beneficial owner whose shares are held in street name who wishes to vote at the meeting will need to obtain a separate proxy form from the institution that holds their shares affording the beneficial owner the right to vote those shares.

What happens if my shares are held in “street name” and I do not give my fiduciary instructions as to how to vote my shares?

Brokers that are members of the New York Stock Exchange have the discretion to vote the shares of their clients that the broker holds in street name where the client’s broker has received no voting direction from the beneficial owner. However, the broker may vote those shares only with respect to non-contested elections of directors, the selection of independent registered public accounting firms and certain other matters considered to be “routine” matters. Proposal 2, to approve our 2008 Equity Compensation Plan, is not considered to be a “routine” matter. Brokers are, therefore, expected to exercise their discretion with respect to the election of directors and the ratification of the selection of our independent registered public accounting firm, but may only vote shares held by them in street name as instructed by the beneficial owner of those shares with respect to our 2008 Equity Compensation Plan. If a broker, nominee or other fiduciary holding shares in street name votes some, but not all, of the shares held by it as record owner for one or more beneficial owners of shares on one or more matters, the shares not voted by it on a matter are called “broker non-votes” as to that matter.

If I vote by proxy, how will my shares be voted?

Proxies properly and timely received will be voted at the meeting in accordance with your directions on the proxy. With respect to the election of directors, you may vote for all nominees, withhold your vote for all nominees, or withhold your vote for one or more specific nominees. You may vote for, against or abstain from voting with respect to the other proposals.

What happens if I return the proxy card without marking a vote?

If your proxy does not provide instructions, the shares of common stock represented by your proxy will be voted:

•	FOR all nominees proposed in this proxy statement;
•	FOR the proposed amendment to our 2008 Equity Compensation Plan; and
•	FOR ratification of the selection of KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2008.

How will a proposal or other matter that was not included in this proxy statement be voted upon by the proxy holders named in the proxy card if it comes up at the meeting?

The Board of Directors does not intend to bring before the meeting any other matter, and has not received notice of, and is not aware of, any other matter that is to be presented by stockholders for action at the meeting. If, however, any other matters or motions come before the meeting, it is the intention of the proxy holders to vote the proxy in accordance with their judgment on those other matters or motions, including any matters dealing with the conduct of the meeting.

How can I change my vote after I submit my proxy?

Any proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred in the proxy by:

•	delivering a written notice revoking the proxy to our Secretary, Jennifer E. Katsch at 141 Rodeo Drive, Edgewood, New York 11717 or at the meeting;
•	delivering a duly executed proxy bearing a later date to our Secretary at the address set forth above or at the meeting; or
•	voting in person at the meeting.

What constitutes a quorum in order to conduct the meeting?

The presence, in person or represented by proxy, of a majority of our outstanding common stock on the record date will constitute a quorum for the transaction of business at the meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the meeting for determining the presence of a quorum.

What vote is required to approve each proposal?

The matters proposed to be considered will require:
•

a plurality (that is, the three persons receiving the highest number of affirmative votes cast) of the vote of shares present in person or represented by proxy at the meeting and entitled to vote thereon for the election of Class II directors (Proposal 1); and

•	the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter to:
•	approve our 2008 Equity Compensation Plan (Proposal 2); and
•	ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008 (Proposal 3).

How are the proxies which “withhold authority” for the election of directors, “abstain” or which are subject to “broker non-votes” counted in determining the outcome of a vote?

Shares represented by proxies that are marked “withhold authority” for the election of one or more director nominees will not be counted as a vote cast for those persons (Proposal 1).

Abstentions are considered as shares present and voted on the subject matter and, therefore, to the extent a vote requires approval by a majority of shares present in person or represented by proxy and entitled to vote on the matter (for example, Proposals 2 and 3), will have the effect of a negative vote thereon.

Under Delaware law, broker non-votes will have no effect on the outcome on the election of directors (Proposal 1) or any matter that requires approval by a majority of shares present in person or by proxy and entitled to vote on the matter (for example, Proposals 2 and 3).

While we know of no other matters to be brought before the meeting, if any other matter is brought before the meeting that requires the vote of a majority of all outstanding shares of common stock, broker non-votes, as well as abstentions, will have the effect of a negative vote on that matter.

SECURITY HOLDINGS OF CERTAIN

STOCKHOLDERS, MANAGEMENT AND NOMINEES

The following table sets forth information, as of the record date, except as noted below, with respect to the beneficial ownership of our common stock by:

•

each person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each director and nominee to serve as a director;
•	each executive officer named in the Summary Compensation Table under the caption “Executive Compensation,” below; and
•	all current executive officers and directors as a group.

Beneficial Owner (1)	Shares Owned (2)		Percent of Class (3)

Alfred J. Roach 207 Inlet Drive Lindenhurst, NY 11757	1,181,240	(4)	8.5%
Al Frank Asset Management, Inc. 32392 Coast Highway Laguna Beach, CA 92651	773,822	(5)	5.7%
Mark T. Bradshaw	136,811	(6)	1.0%
Lawrence M. Fodrowski	160,811	(7)	1.2%
James R. Grover, Jr.	185,654	(8)	1.4%
Susan Harman	21,554	(9)	*
Charles H. House	170,798	(10)	1.3%
Brian J. Kelley	-		-
Kenneth A. Paladino	399,000	(11)	2.9%
Martin J. Pucher	161,950	(12)	1.2%
David Foley	51,973	(13)	*
All executive officers and directors as a group (8 persons, including the foregoing)	1,137,601	(14)	7.9%

______________________

(1)       We understand that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to that owner.

(2)       Includes shares subject to stock options but only to the extent exercisable on or within 60 days after the record date.

(3)       Asterisk indicates that the percentage is less than one percent. Percent of Class assumes the issuance of common stock issuable upon the exercise of options (to the extent exercisable on or within 60 days after the record date) held by the person but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.

(4)       Includes 470,000 shares subject to options held under our stock option plans. Excludes 51,744 shares owned by Mr. Roach’s wife (who has sole voting power and dispositive power with respect to the shares owned by her and as to which shares Mr. Roach disclaims beneficial ownership).

(5)       Based solely on information contained in a Schedule 13G, filed with the Securities and Exchange Commission on February 14, 2008, reflecting information as at December 31, 2007. The Schedule 13G reflects that Al Frank Asset Management, Inc. has sole voting power with respect to 611,370 of these shares and sole voting dispositive power with respect to all 773,822 of these shares.

(6)       Includes 4,554 shares that Mr. Bradshaw elected to receive in lieu of an annual cash director fee, as to which shares Mr. Bradshaw has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event he resigns or is removed for cause before the meeting, and 127,500 shares subject to options held under our present and former non-employee director stock option plan.

(7)       Includes 4,554 shares that Mr. Fodrowski elected to receive in lieu of an annual cash director fee, as to which shares Mr. Fodrowski has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event he resigns or is removed for cause before the meeting, and 151,500 shares subject to options held under our present and former non-employee director stock option plans.

(8)       Includes 4,554 shares that Mr. Grover elected to receive in lieu of an annual cash director fee, as to which shares Mr. Grover has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event he resigns or is removed for cause before the meeting, and 152,500 shares subject to options held under our stock option plans.

(9)       Includes 4,554 shares that Ms. Harman elected to receive in lieu of an annual cash director fee, as to which shares Ms. Harman has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event he resigns or is removed for cause before the meeting, and 17,000 shares subject to options held under our present stock option plans.

(10)      Includes 11,395 shares that Mr. House elected to receive in lieu of an annual cash director fee, as to which shares Mr. House has the right to vote but does not have present dispositive power since the shares are subject to forfeiture in the event he resigns or is removed for cause before the meeting, and 87,500 shares subject to options held under our present and former non-employee director stock option plans.

(11)      Includes 354,000 shares subject to options held under our stock option plans. Excludes 175,000 shares being issued to Mr. Paladino pursuant to the terms of a Restricted Stock Agreement dated April 3, 2008. The shares had not been issued at the record date and will be held in escrow until vested. The shares may not be voted and are not entitled to any dividends unless that plan is approved at the meeting by stockholders and may not be disposed of until they vest. Since Mr. Paladino does not presently have voting or dispositive power with respect to the shares, he is not presently considered the beneficial owner of the shares. Should stockholders approve that plan, Mr. Paladino would be deemed the beneficial owner of an aggregate of 574,000, or 4.1%, of our common stock that would be then outstanding. See “Executive Compensation – Employment Agreement” and “Proposal 2 – Approval of 2008 Equity Compensation Plan.”

(12)      Includes 145,000 shares subject to options held under our stock option plans, of which options to purchase 25,000 shares were exercised, and options to purchase 120,000 shares expired, on the day after the record date.

(13)	Includes 50,000 shares subject to options held under our stock option plans.

(14)      Includes 951,000 shares subject to options held by executive officers and directors under our stock option plans.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation and By-Laws provide that our Board of Directors (which we refer to as “our Board” or “the Board”) shall consist of a minimum of five and a maximum of nine directors, as determined by the Board, with the Board to be divided into three classes, designated Class I, Class II and Class III. Our entire Board presently consists of seven directors, with two Class I directors, three Class II directors and two Class III directors. Each incumbent director, except Brian J. Kelley, a Class I director, and Kenneth A. Paladino, a Class III director, who were elected by our Board, was previously elected by our stockholders.

The term of office of Class II directors continues until the meeting, the term of office of Class III directors continues until the 2009 annual meeting of our stockholders and the term of office of Class I directors continues until the 2010 annual meeting of our stockholders, and, in each case, until their respective successors are elected and qualified. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that meeting.

The terms of Mark T. Bradshaw, James R. Grover, Jr. and Charles H. House, the present Class II directors, will expire at the meeting. Each is standing for re-election. At the meeting, holders of common stock will elect three Class II directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

The Nominating Committee of our Board of Directors has recommended to our Board, and our Board has selected as its nominees for election as directors at the meeting, Mark T. Bradshaw, James R. Grover, Jr. and Charles H. House, each of whom is a non-employee director and independent under the Nasdaq Marketplace Rules. Unless otherwise directed, the proxy holders intend to cast all votes pursuant to proxies received for the election of Messrs. Bradshaw, Grover and House to serve as Class II directors. We refer to Messrs. Bradshaw, Grover and House as the “nominees.”

In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors. We believe that all of the nominees are available to serve as directors.

Background of Nomineesfor Class II Directors

Mark T. Bradshaw, Ph.D., 40, has been a member of our Board since 2005. Since 2005, Dr. Bradshaw has been Associate Professor of Business Administration at Harvard Business School after having been an Assistant Professor from July 2000. Dr. Bradshaw also holds a Bachelor of Business Administration degree and a Masters in Accounting degree from the University of Georgia and a Doctorate Degree from the University of Michigan Business School. Dr. Bradshaw is a Certified Public Accountant in Georgia.

James R. Grover, Jr., 89, has been a member of our Board since 1978. Mr. Grover was engaged in the private practice of law from 1974 until he retired in March 2004. He served as our General Counsel from 1977 until March 2004. Mr. Grover was a member of the United States House of Representatives from 1963 to 1974, after serving as a member of the New York State Assembly from 1957 to 1962.

Charles H. House, 67, has served as a member of our Board since September 2003 and as non-executive Chairman of our Board since September 2005. In November 2006, Mr. House was appointed Executive Director of the Media X Industry Affiliates program at Stanford University. From March 2005 until October 2006, when he retired from Intel Corporation, a semiconductor chip maker, Mr. House served as Director of the Research Collaboratory at Intel. He also served as Director of Societal Impact of Technology at Intel from July 1999 until October 2006. Mr. House holds a Bachelor of Science degree in Solid-State Physics from California Institute of Technology, a Masters in Sciences degree in Electronics Engineering from Stanford University, a Masters in Arts degree in the History of Science and Technology from the University of Colorado and a Masters in Business Administration degree in Strategic Studies from the University of California at San Diego.

Background of Directors Whose Terms of Office Continue After the Meeting

Class I Directors

Susan Harman, 57, was elected to our Board at our 2007 Annual Meeting of Stockholders. Ms. Harman has been President of Carlisle Partners, LLC, a consulting firm that advises emerging growth companies regarding equity and acquisition transactions, since March 2003. Ms. Harman co-founded and served as President and Co-Chief Executive Officer of Core Learning Group, LLC, a private equity investment firm focused on educational technology, from November 1998 to June 2005, also serving as Core Learning’s Chief Operating Officer from January 2000 until June 2001. From its inception in January 2000 to March 2003, Ms. Harman also served as Executive Vice President of Bigchalk, Inc., an online K-12 educational resource network that was a portfolio investment of Core Learning Group, LLC, which was acquired in December 2002 by ProQuest Company. Ms. Harman holds a Bachelor of Science degree in Business from Towson University and a Masters in Business Administration degree from Stanford University.

Brian J. Kelley, 56, was elected to our Board in April 2008. Mr. Kelley has, since December 2006, been President of TAMCO Technology, a business development company focused on telecommunications asset management and financing solutions, specializing in technologies for VoIP and TDM-based business telephone systems and video conferencing solutions. From January 1994 until August 2006, Mr. Kelley served as President and Chief Executive Officer of Cognitronics Corporation (now Thinkengine Networks, Inc.), a company that designs, manufactures and markets voice processing systems. Mr. Kelley holds a Bachelor of Arts degree in Economics from the University of New Hampshire and a Masters in Business Administration degree from the University of Connecticut.

Class III Directors

Lawrence M. Fodrowski, 59, has been a director of our Board since October 2001. Since May 2004, Mr. Fodrowski has served as Vice President - Finance and Administration and Chief Financial Officer of Hylan Group, Inc., a company that provides custom solutions for data communications and electrical installations. From July 2002 until May 2004, Mr. Fodrowski was an independent financial consultant. From January 2001 until July 2002, Mr. Fodrowski was Chief Financial Officer of Gisbent McDonnell Construction, Inc., a construction management firm. Mr. Fodrowski holds a Bachelor of Science degree in Accounting from Fordham University and is a Certified Public Accountant in New York.

Kenneth A. Paladino, 51, has been our President and Chief Executive Officer since August 2006, after serving as our Vice President - Finance and Chief Financial Officer from September 2000, Treasurer from June 2001 and Chief Operating Officer from December 2004. Mr. Paladino holds a Bachelor of Science degree in Accounting from Villanova University and is a Certified Public Accountant in New York.

Directors’ Independence

Our common stock is listed for trading on the Nasdaq Capital Market. The Marketplace Rules of Nasdaq require that, in order to maintain our listing, a majority of our Board, and all members of each of our Audit, Compensation and Nominating Committees, subject to certain potential exceptions, be “independent directors,” as defined under those rules. Our Board of Directors has determined that, of its present directors, Mark T. Bradshaw, Lawrence M. Fodrowski, Susan Harman, James R. Grover, Jr., Charles H. House and Brian J. Kelley, constituting six of the seven members of our Board of Directors, are “independent directors,” as defined under Nasdaq’s Marketplace Rules. In reaching its conclusion, our Board determined that these individuals do not have a relationship with our organization that, in the Board’s opinion, would interfere with their exercise of independent judgment in carrying out the responsibilities of a director, and do not have any of the specific relationships set forth in Nasdaq’s Marketplace Rules that would disqualify any of them from being considered independent directors.

Meetings of the Board of Directors

During the year ended December 31, 2007, our Board of Directors held eight meetings. Each incumbent director attended at least 75% of the aggregate number of Board meetings and meetings of all committees of the Board on which that director served that were held during the year.

Attendance at Stockholders Meetings

It is our policy that, absent extenuating circumstances, all members of the Board attend annual meetings of stockholders. All members of our Board at the time attended our 2007 Annual Meeting of Stockholders, except R. Dave Garwood and Joseph C. Hogan, who were not standing for re-election.

Committees of the Board

The Board of Directors has Audit, Compensation, Nominating and Executive Advisory Committees. The table below sets forth the current composition of the committees of our Board.

Name	Audit Committee	Compensation Committee	Nominating Committee
Mark T. Bradshaw	X	X Chairperson
Lawrence M. Fodrowski	X Chairperson		X
James R. Grover, Jr.		X	X
Susan Harman	X		X Chairperson
Charles H. House		X	X

Committee Charters

The specific functions and responsibilities of each Committee are set forth in their written charters adopted by the Board of Directors. Each Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. A copy of each Committee’s charter is available on our website at www.tiinettech.com by clicking on “Investors Relations” and then clicking on the applicable charter.

Audit Committee

Each member of the Audit Committee meets the requirements for eligibility for audit committee membership under Nasdaq’s Marketplace Rules, including the independence requirements of Rule 10A-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Board of Directors has determined that Mr. Fodrowski is an audit committee financial expert, within the meaning of the rules and regulations of the Securities and Exchange Commission.

The functions of the Audit Committee include, in general:

•

overseeing both accounting and financial processes, the audits of our financial statements, our systems of internal control over financial reporting, accounting and legal compliance, the ethics standards that management and the Board has established, and our auditing, accounting and financial reporting processes generally;

•	the appointment, compensation, retention and oversight of our independent registered public accounting firm; and
•	pre-approving all audit and permissible non-audit services to be provided by our independent registered public accounting firm.

A report of the Audit Committee appears under the caption “Audit Committee Report,” below. The Audit Committee met on twelve occasionsduring the year ended December 31, 2007.

Compensation Committee

The Compensation Committee is authorized, among other things, to:

•	consider and recommend to the Board of Directors salaries, bonuses and other compensation arrangements with respect to our executive officers;
•	grant options under our present and future employee stock option plans; and
•	examine and make recommendations to the full Board of Directors with respect to other employee benefit plans and arrangements for us and our subsidiaries.

The Compensation Committee met on four occasions during the year ended December 31, 2007.

Nominating Committee

The Nominating Committee is responsible for:

•

identifying qualified Board candidates and recommending their nomination for election to the Board, including recommending a slate of nominees for election to the Board at each annual meeting of stockholders; and

•	reviewing executive succession and processes to assure a smooth and orderly Chief Executive Officer transition when the need arises.

The Nominating Committee met on three occasions during the year ended December 31, 2007.

Director Nomination Process

Our Nominating Committee, consisting exclusively of independent directors under Nasdaq’s Marketplace Rules, recommends to the full Board nominees to serve as directors.

The Committee will consider nominees to serve on our Board that are recommended by stockholders, as well as by directors, officers and others. Brian J. Kelley, who is not an employee of our company, was recommended to the Committee by our President and Chief Executive Officer. While the Committee makes recommendations for director nominations, final approval rests with the full Board. Although it may do so in the future, the Committee has not in the past retained or paid any third party to assist in identifying and evaluating nominees.

The Committee has not established specific minimum qualifications, or specific qualities or skills, for prospective nominees. The Committee will consider, among other things, a potential nominee’s financial and business experience, educational background, understanding of our business and industry, skills that would complement rather than duplicate skills of existing Board members, demonstrated ability in his or her professional field, integrity and reputation, willingness to work productively with members of the Board and represent the interests of stockholders as a whole, and time availability to perform the duties of a director, as well as the then current size and composition of the Board. No weight is assigned to any of the factors and the Committee may change its emphasis on certain of these factors from time to time in light of our needs at the time. The Committee will evaluate nominees of stockholders using the same criteria as it uses in evaluating other nominees to the Board and, in addition, in the case of incumbent directors, the director’s past attendance at, and participation in, Board meetings and his or her overall contributions to the Board. Evaluations of candidates involve a review of background material supporting the criteria described above, internal discussions within the Nominating Committee and interviews with a candidate as appropriate. Upon selection of a qualified candidate, the Nominating Committee recommends a candidate for consideration by the full Board.

A stockholder seeking to recommend a prospective nominee should submit the recommendation to the Nominating Committee of the Board of Directors, TII Network Technologies, Inc., 141 Rodeo Drive, Edgewood, New York 11717, Attention: Secretary, within the time frame described in the third sentence under the caption “Miscellaneous – Stockholder Proposals,” below. The recommendation should include, in addition to the name and business or residence address of the nominee, the written consent of the person being recommended to being named as a nominee in our Proxy Statement relating to the stockholder vote on his or her election and to serving as a director if elected. The recommendation must also include all information that would be required to be disclosed concerning such nominee in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, including, but not limited to, the information required by Items 103, 401, 403 and 404 of Regulation S-K of the Securities and Exchange Commission. In addition, the stockholder recommending the proposed nominee must provide the recommending stockholder’s name, address and number of shares of our common stock owned by the recommending stockholder as they appear on our stockholder records and the length of time the shares have been owned by the recommending stockholder or, if held in “street name,” a written statement from the record holder of the shares confirming the information concerning such stock ownership of the recommending stockholder, and whether the recommendation is being made with or on behalf of one or more other stockholders and, if so, similar information with respect to each other stockholder with or on behalf of whom the recommendation is being made.

Stockholder Communications with Directors

Stockholders may communicate directly with our Board of Directors or one or more specific directors by sending a written communication to: Board of Directors or the specific director, c/o Secretary, TII Network Technologies, Inc., 141 Rodeo Drive, Edgewood, New York 11717. Our Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) related solely to complaints by users of our products that are ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to our business, industry, management, the Board or a Board committee. Our Secretary will make all communications not specifically addressed to any one director available to each member of the Board at the Board’s next regularly scheduled meeting.

Codes of Business Conduct and Ethics

We have adopted a Code of Business Ethics and Conduct that applies to all of our directors, officers and employees, which is supplemented by a Code of Ethics for Senior Financial Officers that additionally applies to our Chief Executive Officer and senior financial officers. Copies of these codes are available on our website at www.tiinettech.com by clicking on “Investors Relations” and then clicking on the applicable code.

Audit Committee Report

Management has the primary responsibility for our financial reporting process, including our financial statements, while the Audit Committee is responsible for overseeing our accounting, auditing and financial reporting practices, and our independent registered public accounting firm has the responsibility for auditing our annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report on those financial statements. In fulfilling our oversight responsibility with respect to our company’s financial statements for the year ended December 31, 2007, the Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2007 with management and KPMG LLP, our independent registered public accounting firm;
•	Discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
•

Received the written disclosures and the letter from KPMG regarding its independence as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee also discussed KPMG’s independence with KPMG and considered whether the provision of non-audit services rendered by KPMG was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company’s outside auditors (see “Ratification of the Selection of Independent Registered Public Accounting Firm,” below).

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2007 be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

Respectfully,

Lawrence M. Fodrowski, Chairperson

Mark T. Bradshaw

Susan Harman

Executive Officers

In addition to Kenneth A. Paladino, the following are our current executive officers:

Jennifer E. Katsch, 32, joined us as Vice President of Finance, Treasurer and Chief Financial Officer in November 2006. Prior to joining us, Ms. Katsch served as Senior Manager of Financial Reporting for NBTY, Inc., a manufacturer, marketer and retailer of nutritional supplements, from March 2006. Prior thereto, Ms. Katsch was employed by KPMG LLP, our registered independent public accounting firm, from December 1996 until March 2006, most recently serving as Audit Senior Manager on clients in the information, communications and entertainment industry. Ms. Katsch was never a member of KPMG’s audit engagement team for us. Ms. Katsch has advised us that she does not influence KPMG’s operations or financial policies, has no capital balance in KPMG and has no financial arrangement with KPMG other than one providing for a regular payment of a fixed amount, pursuant to a fully-funded retirement plan, which is not dependent upon the revenues, profits or earnings of KPMG.

David E. Foley, 44, has been Vice President – Technology Development since December 2006. From the time he joined us in November 2005 until December 2006, Mr. Foley was engaged in the development of our OutRigger™ product line. Prior to joining us, Mr. Foley served as President and Chief Operating Officer of Antex Electronics Corporation, a company specializing in custom high technology product development, from October 2000 to November 2005 after serving as Vice President of Engineering of Antex Electronics from December 1996. Mr. Foley holds Bachelor of Science and Masters degrees in Electrical Engineering from Purdue University.

Officers hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board.

Required Vote

A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors will elect directors.

The Board of Directors recommends that stockholders vote FOR Mark T. Bradshaw, James R. Grover, Jr. and Charles H. House to serve as Class II directors.

PROPOSAL 2

APPROVAL OF 2008 EQUITY COMPENSATION PLAN

On April 3, 2008, our Board of Directors adopted, subject to stockholder approval at the meeting, our 2008 Equity Compensation Plan, which we refer to as the “Plan.” The Plan, if approved by our stockholders, will replace our 1998 Stock Option Plan, our only other plan that presently enables us to provide long-term equity incentive compensation for our employees. The 1998 Plan permits us to grant stock options while the Plan will permit the grant of stock appreciation rights, restricted stock and restricted stock units, as well as stock options, in both cases to our employees, directors and consultants. Our 2003 Non-Employee Director Stock Option Plan, which will continue in effect, provides for the grant of stock options but only to our non-employee directors. See “Executive Compensation – Director Compensation.” No non-employee directors have been granted options under our 1998 Plan.

The 1998 Plan will expire as to our ability to grant options thereunder on October 7, 2008. The 1998 Plan permits us to grant options to purchase up to 3,500,000 shares of our common stock. As of April 15, 2008, options to purchase 2,208,050 shares were outstanding under the 1998 Plan, leaving 817,500 shares available for future grant, after giving effect to options to purchase 474,450 shares that have previously been exercised. If the Plan is approved by stockholders at the meeting, our Board does not intend to grant further options under the 1998 Plan.

The Plan, like the 1998 Plan, is designed to provide an incentive to, and enable us to provide additional inducement in obtaining the services of, employees, including directors and officers who are employees, and directors of, and consultants to, us and our subsidiaries and any potential future parent.

Our Board believes that the availability of stock-based incentives fosters the interests of both our stockholders and our employees, directors, officers and consultants by creating a mutuality of interest in pursuing our long-term growth and financial success. In addition, by allowing participation in our success, we are better able to attract, retain and reward quality employees, directors, officers and consultants while providing an alternative to higher cash compensation that we would be required to pay to remain competitive in seeking and retaining talent. In addition, in light of the revised accounting treatment of stock-based incentive compensation since the 1998 Plan was adopted, our Board has determined to expand the type of awards that may be granted beyond stock options, which is the only form of award that can be granted under the 1998 Plan. See “Type of Awards,” below.

The following is a summary of certain material features of the Plan and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Annex A to this proxy statement.

Awards prior to Stockholder Approval

Awards may be made under the Plan prior to our stockholders’ approval of the Plan. However, all such awards are contingent on our stockholders’ approval of the Plan and, accordingly, vesting in, and receipt of other rights or benefits with respect to, awards granted will not occur unless and until our stockholders’ approve the Plan. See “Executive Compensation – Employment Agreement with Kenneth A. Paladino.”

Shares Subject to the Plan

The maximum number of shares of common stock for which awards may be granted under the Plan is 1,000,000, subject to adjustment as discussed below under “Adjustment in Event of Capital Changes,” below. The shares may be authorized but unissued, or treasury, shares. Upon the expiration, forfeiture, cancellation or termination of an award that is unexercised or unsettled, the shares subject to that award again become available for the grant of the same or different type of award under the Plan.

Limitation on Amount of Individual Awards

The Plan is designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”). To this end, among other things, the Plan limits the aggregate number of shares of our common stock that may be awarded to any employee, whether as stock options, stock appreciation rights, restricted stock and/or restricted stock units, during any calendar year under the Plan to 250,000 shares. We refer to this as the “162(m) Maximum.”

Administration

The Plan is to be administered by our Board of Directors or a committee of the Board, presently the Board’s Compensation Committee. For purposes of the following discussion, we refer to the Board and Committee administering the Plan collectively as the “Committee.” Subject to the express provisions of the Plan, the Committee has authority to make all determinations necessary or advisable for administering the Plan, including, making awards and establishing the terms and conditions of awards as long as permitted under, and not inconsistent with, the Plan. Among other things, the Committee has authority to determine the employees, directors, officers and consultants to whom awards are granted, the type and term of each award; the number of shares of common stock subject to an award; the exercise price of each option and the base value of each stock appreciation right; the form of payment of the exercise price of an option; whether and under what conditions to subject all or a portion of the grant, vesting or exercise of an award or the shares acquired pursuant to the exercise or settlement of an award, including the fulfillment of restrictions or contingencies (which may relate to continuous service to us for a period of time or the fulfillment of performance goals) and to determine whether those restrictions or contingencies have been met; whether to accelerate the date of exercise, vesting or settlement of any award or installment; and whether, with the consent of the holder of an award, to cancel or modify an award The Committee also has discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

Eligibility and Participation

Awards may be made to employees, including officers and directors who are employees, and directors of, and consultants to us, any of our subsidiaries or any parent of us. As of April 15, 2008, we and our subsidiaries had 48 employees and six non-employee directors who were eligible to receive awards under the Plan. Each is entitled to receive any type of award permitted under the Plan, except that only employees are entitled to be granted stock options that qualify as “incentive stock options.” We refer those receiving awards under the Plan as “participants,” and, sometimes in the case of those granted options, “optionees.”

Types of Awards

The Plan provides that the Committee may grant awards to participants in the form of:

•	options, which may be either:
➢	“incentive stock options” which provide the optionee with possible favorable tax treatment (which we refer to as “ISOs”); or
➢	“nonqualified stock options,” which do not qualify as ISOs (which we refer to as “NQSOs”);
•	stock appreciation rights (which we refer to as “SARs”);

•	restricted stock; and
•	restricted stock units (which we refer to as “RSUs”).

Stock Options. Stock options afford the optionee the right to acquire a number of shares of our common stock during the term of the option by paying the option exercise price, each of which is fixed at the date of grant of the option. Each grant of an option is to be made by the Committee on terms and conditions established by it but which may not be inconsistent with the Plan. In that regard, the Plan requires that:

•

The exercise price of an option may not be less than 100% of the fair market value of our common stock on the date of grant or 110% of the fair market value of our common stock in the case of an ISO granted to an optionee who owns, or is deemed to own, more than 10% of the combined voting power of us, our subsidiaries and parents.

•

The term of an option may not exceed ten years or five years in the case of an ISO granted to an optionee who owns, or is deemed to own, more than 10% of the combined voting power of us, our subsidiaries and parents.

•

The aggregate fair market value of shares with respect to which ISOs may be granted to any one employee which are exercisable for the first time during any calendar year may not exceed $100,000 or such other limitation as may, at the time of grant of the ISO, be applicable under the Code. Otherwise, the option will become exercisable on such basis as the Committee determines.

•

The exercise price of each option is payable upon exercise of the option in cash or by certified or bank cashier’s check, or, if the Committee permits, subject to certain conditions, in shares of our common stock having a fair market value on the date of exercise of the option equal to the exercise price of the option, through a broker-assisted cashless exercise or a combination of the permitted methods.

•	Except as may otherwise be provided in the option contract to be entered into by the optionee related to the option:
➢

If the optionee’s relationship with us as an employee, director or consultant is terminated for any reason, other than disability or death, the option may be exercised, to the extent exercisable at the time of termination of the relationship, at any time within three months thereafter, but in no event after the expiration of the term of the option; provided that if the relationship is terminated either for cause or without our consent, the option will terminate immediately;

➢

An optionee whose relationship with us is terminated by reason of disability may exercise the option, to the extent exercisable at the time of the termination, at any time within one year thereafter, but not after the expiration of the term of the option; and

➢

In the case of the death of an optionee while an employee, director or consultant, within three months after the termination of his or her relationship (other than for cause or without our consent) or within one year after termination of the relationship by reason of disability, the optionee’s legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, at any time within one year after the date of death, but in no event after the expiration of the term of the option.

Stock Appreciation Rights. A SAR entitles the participant, after exercise of the SAR by the participant and upon settlement, to receive a payment equal to the excess of the fair market value of our common stock on the date of exercise over the base price of the SAR, multiplied by the number of SARs being exercised. We refer to this net amount as the “SAR Value.” The SAR Value is payable in cash, in shares of our common stock or in a combination of those methods, as determined by the Committee, either at the time of the award or, as otherwise provided in the award contract. Each grant of a SAR is to be made by the Committee on the terms and conditions established by it but which may not be inconsistent with the Plan. In that regard, the Plan requires that:

•	The base price of a SAR may not be less than 100% of the fair market value of our common stock on the date of grant .
•	The term of a SAR may not exceed ten years.
•

Unless otherwise provided in the SAR contract to be entered into by the participant related to the SAR, the same rules applicable to termination and exercise of options (described in the last bullet above in “( Stock Options,” above) also apply to SARs.

The Committee may provide for or permit a deferred payment of the SAR Value at a date later than exercise of a SAR, in which case the SAR will be subject to Section 409A of the Code, on such basis as may be set out in the SAR contract.

Restricted Stock. A restricted stock award consists of shares of our common stock that we issue subject to restrictions on transfer and with vesting requirements, each as determined by the Committee. Each restricted stock award is to be made by the Committee on terms and conditions established by it but which are not in consistent with the Plan. Except as may otherwise be provided in the restricted stock contract related to the award, the participant is not required to pay us for the shares (except for applicable tax withholding) other than the rendering of services. Unless the Committee determines otherwise, certificates evidencing the restricted stock will be held in escrow until the lapse of the services time period or performance goal is attained.

Although a participant who has been awarded restricted stock may not transfer the shares until vested, unless the restricted stock contract related to the award provides otherwise, the participant will (following stockholder approval of the Plan) be entitled to exercise voting rights, and receive all dividends and other distributions, with respect to all unvested restricted stock held by him or her. Any stock dividends will be subject to the same restrictions that apply to the restricted stock issued.

Restricted stock may be subject to such vesting requirements, restrictions and conditions as the Committee determines are appropriate. Vesting requirements may be based on the continued service of the participant for specified time periods and/or the attainment of a specified performance goal established by the Committee. The performance goals may be based on our or the participants’ performance with targets set by the Committee. In the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may waive all or any part of the performance goals.

Unless the Committee specifies otherwise in the restricted stock award contract, the restricted stock is forfeited if the participant terminates service before the restricted stock vests or if applicable terms, conditions or performance goals are not met by the end of the restriction period. The Committee may provide in the award contract for vesting of the restricted award in connection with the termination of a participant’s employment or service on such basis as the Committee deems appropriate, including, without limitation, any provisions for vesting at death, disability, other cessation of employment or service or a change in control of us.

Restricted Stock Units. Each RSU entitles the participant, after vesting and upon settlement, to receive a payment, without any payment (other than required tax withholding amounts), equal to the fair market value of one share of our common stock. The payment is made in cash, in shares of our common stock or in a combination of those methods, as determined by the Committee, either at the time of the award or, as otherwise provided in the award contract. Each RSU is to be made by the Committee on terms and conditions established by it but which are not in consistent with the Plan. Except as may otherwise be provided in the RSU award contract related to the award, the participant is not required to pay us for the award or settlement of the RSU (except for applicable tax withholding) other than the rendering of services.

Participants receiving RSUs do not have any of the rights of a shareholder (including the right to vote the shares underlying the RSU award). Unless the RSU contract related to the award provides otherwise, the participant will not be entitled dividends payable in cash or in property. Any dividends or distributions made in our common stock with respect to the shares underlying the RSU awards will be treated as an addition to the RSU award and will be subject to the same restrictions that apply to the RSU award.

RSUs may be subject to such vesting requirements, restrictions and conditions as the Committee determines are appropriate. Vesting requirements may be based on the continued service of the participant for specified time periods and/or on the attainment of a specified performance goal established by the Committee. The performance goals may be based on our or the participants’ performance with targets set by the Committee. In the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may waive all or any part of the performance goals.

Unless the Committee specifies otherwise in the RSU award contract, the restricted stock unit Award is forfeited if the participant terminates service before the RSUs vest or if applicable terms and conditions have not been met by the end of the restriction period. The Committee may provide in the award contract for vesting of the RSU award in connection with the termination of a participant’s employment or service on such basis as the Committee deems appropriate, including, without limitation, any provisions for vesting at death, disability, other cessation of employment or service or a change in control of us.

Performance Measures

Section 162(m) of the Code limits the amount we may deduct as compensation expense related to certain individuals with respect to compensation that is not “performance-based compensation”. While stock options and SARs granted under the Plan are designed to be “performance-based compensation” under Section 162(m) of the Code regardless of whether they contain performance goals, individual restricted stock and RSU awards will only be entitled to be excluded from the deduction limitation under Section 162(m) of the Code if they, among other things, contain performance goals. See “– Tax Treatment of Awards”, below.

The Committee is authorized to condition any type of award on one or more performance measures or goals set by it in its discretion for each performance award. For purposes of the Plan, performance goals may be particular to a participant; may relate to the performance of a subsidiary, operating segment, division, branch, strategic business unit, or line of business, which employs the participant; or may be based on the performance of our company generally. Performance goals may be based on our common stock value or increases therein; earnings per share or earnings per share growth; net earnings, earnings, or earnings growth (before or after one or more of interest, taxes, depreciation and/or amortization); operating profit; operating cash flow; operating or other expenses; operating efficiency; return on equity, assets, capital, or investment; sales or revenues or growth thereof; working capital targets or cost control measures; regulatory compliance; gross, operating, or other margins; credit ratings; productivity; customer satisfaction; satisfactory internal or external audits; improvement of financial ratings; achievement of balance sheet or income statement objectives; quality measures; and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items, special charges, and/or accounting changes), or implementation, management, attainment of a specific objective, or completion of critical projects or processes or other measurements determined by the Committee. Performance goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance goals may be absolute in their terms or measured against or in relationship to a market index; a group of other companies comparably, similarly, or otherwise situated; or a combination thereof. Each of the performance goals shall be determined, where applicable, and, except as provided herein or in the applicable award contract, in accordance with generally accepted accounting principles applied in the United States of America.

Subject to any limitations under Section 162(m) of the Code in the case of an award intended to qualify as “performance-based compensation” under Section 162(m), the Committee may adjust any performance goal and any evaluation of performance under a performance goal to take into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any non-recurring items or any extraordinary items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management’s discussion and analysis of financial condition and results of operations appearing in our company’s annual report on Form 10-K for the applicable year. In addition, in the case of an award not intended to qualify as “performance-based compensation” under Section 162(m), the Committee, at any time, may adjust any performance goal and any evaluation of performance under a performance goal on such basis and for such reason as it may determine. Prior to the payment of any compensation under an award intended to qualify as “performance-based compensation” under Section 162(m), the Committee will determine and certify the extent to which any performance goal and any other material terms under such award have been satisfied.

Transferability

No award granted under the Plan may be transferred other than by will or the laws of descent and distribution, and options and SARs may be exercised, during the lifetime of the participant, only by the participant or his or legal representatives.

Adjustment in the Event of Capital Changes

In the event of any change in our outstanding common stock by reason of a stock dividend, stock split, combination, reclassification, recapitalization, merger in which we are the surviving corporation, spin-off, split-up, exchange of shares or the like which results in a change in the number or kind of shares of our common stock which were outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the exercise price of each outstanding option and the base value of each outstanding SAR, the aggregate number and kind of shares subject to each outstanding award and to the Plan, and the 162(m) Maximum, are to be appropriately adjusted by our Board to preserve the actual or potential inherent economic value of an award.

Effect of Certain Transactions

Subject to compliance with Section 409A of the Code, if applicable, unless the Committee shall determine otherwise, in the event of our liquidation or dissolution or a transaction or series of related transactions that is approved by a majority of the members of our Board of Directors who were elected by stockholders prior to the first of the related transactions (including, without limitation, a merger, consolidation, sale of stock by us or our stockholders, tender offer or sale of assets) and in which either:

•

the voting power in the election of directors generally of our voting securities outstanding immediately prior to the transaction cease to represent at least 50% of the combined voting power in the election of directors generally of us or the surviving entity outstanding immediately after the transaction, or

•	the registration of our common stock under the Securities Exchange Act of 1934 is terminated then, unless other provision is made therefor in the transaction, the Plan and each outstanding option or SAR shall terminate, each outstanding share of restricted stock shall be deemed fully vested and each outstanding RSU shall be deemed fully vested and settled.

Term, Termination and Amendment

No award may be granted under the Plan after April 2, 2018. Our Board of Directors may at any time terminate, suspend or amend the Plan. The power of the Committee to construe and administer awards granted under the Plan prior to any termination or suspension of the Plan will continue after the termination and during its suspension. Without stockholder approval, no amendment may be made which would:

•

except for anti-dilution adjustments (see “( Adjustment in the Event of Capital Changes,” above), increase the maximum number of shares of common stock for which awards may be granted under the Plan or the 162(m) Maximum,

•	change the eligibility requirements to receive awards, or
•	make any change for which applicable law or any applicable requirements of any national securities exchange on which our common stock is listed or quoted requires stockholder approval.

No termination, suspension or amendment of the Plan may, without the consent of the participant, adversely affect the participant’s rights under any award granted under the Plan.

Recent Market Price of Our Common Stock

The closing price of our common stock on the NASDAQ Capital Market on April 24, 2008 was $2.05 per share.

Miscellaneous

No award may vest or be exercised unless either (a) a registration statement under the Securities Act of 1933, as amended, is then effective and current with respect to the shares or (b) in the opinion of our counsel, there is an exemption from registration under the Securities Act for the issuance of the shares. As a further condition, we may require that the shares underlying the award be listed for trading on any securities market on which our common stock is traded and have been appropriately registered or qualified under applicable state securities laws, and that any necessary or desirable governmental approval or consent has been obtained. We intend to file a registration statement under the Securities Act, covering the issuance of shares under the Plan assuming stockholder approval of this proposal.

Tax Treatment of Awards

The following is a general summary of the federal income tax consequences under current tax law with respect to awards under the Plan. It does not purport to cover all of the special rules, such as the exercise of an option with previously-acquired shares or the state or local income or other tax consequences inherent in the grant, vesting and exercise of awards and the ownership and disposition of the underlying shares.

Incentive Stock Options. An ISO results in no compensation income to the participant or deduction to us at the time it is granted or exercised. The excess of the fair market value of our common stock acquired over the option exercise price, however, increases the alternative minimum taxable income of the participant.

If the participant holds the common stock acquired upon exercise of an ISO for at least two years from the grant date and one year from the exercise date, then the gain realized on disposition of the common stock is treated as a long-term capital gain. If the common stock is disposed of within either of these periods (which is called a “disqualifying disposition”), then the participant will include in income, as compensation for the year of the disqualifying disposition, an amount equal to the excess, if any, of the fair market value of the common stock at the date of exercise of the option over the option exercise price or, if less, the excess of the amount realized upon disposition of the common stock over the option exercise price. In the case of a disqualifying disposition, subject to applicable provisions of the Code, we will be entitled to a deduction for federal income tax purposes in the year of the disqualifying disposition in an amount equal to the amount includible in the participant’s income as compensation.

The participant’s tax basis in the common stock acquired upon exercise of an ISO is equal to the option exercise price paid plus any amount included in his or her income as compensation a result of a disqualifying disposition. Any gain (or loss) upon the disposition by the participant of the shares, equal to the difference between the amount realized on the disposition and his or her basis in the shares, will be a long-term or short-term gain (or loss), depending upon whether the shares have been or have not been held for more than twelve months from the date of exercise of the option. We will not be entitled to any deduction for federal income tax purposes upon a disposition which is not a disqualifying disposition.

Non-Qualified Stock Options. A NQSO results in no compensation income to the participant or deduction to us at the time it is granted. A participant exercising a NQSO will, at that time, recognize compensation income in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price. Subject to applicable provisions of the Code, we will be entitled to a deduction for federal income tax purposes in the year of exercise in an amount equal to the amount includible in the participant’s income as compensation.

The participant’s tax basis in the common stock acquired upon exercise of NQSO is equal to the option exercise price paid plus the amount included in his or her income as compensation as a result of the exercise of the option. Any gain (or loss) upon the disposition by the participant of the shares, equal to the difference between the amount realized on the disposition and his or her basis in the shares, will be a long-term or short-term gain (or loss), depending upon whether the shares have been or have not been held for more than twelve months from the date of exercise of the option. We will not be entitled to any deduction for federal income tax purposes upon that disposition.

Stock Appreciation Rights. A SAR results in no compensation income to the participant or deduction to us at the time it is granted. A participant exercising a SAR with an immediate (as opposed to a deferred) settlement will, at that time, recognize compensation income in the amount of the SAR Value (whether paid in cash and/or shares of our common stock). Subject to applicable provisions of the Code, we will be entitled to a deduction for federal income tax purposes in the year of exercise of the SAR in an amount equal to the amount includible in the participant’s income as compensation. Upon the deferred settlement of a SAR, the participant will recognize compensation income in the amount of the SAR Value (whether paid in cash and/or shares of our common stock and as adjusted for any post-exercise earnings or loss), and we will be entitled to a deduction for federal income tax purposes in the year of settlement equal to the amount includible in the participant’s income as compensation as a result of the settlement.

Where shares of our common stock are paid in settlement of a SAR, the participant’s tax basis in those shares is equal to the amount includible in his or her income as compensation with respect to the shares received. Any gain (or loss) upon the disposition by the participant of the shares, equal to the difference between the amount realized on the disposition and his or her basis in the shares, will be a long-term or short-term gain (or loss), depending upon whether the shares have been or have not been held for more than twelve months from the date of settlement (whether immediate or deferred). We will not be entitled to any deduction upon that disposition.

Restricted Stock. The participant will recognize compensation income equal to the fair market value of the restricted stock, less any amount paid for the shares, at the time the restrictions on vesting or transferability of the shares lapse. However, the participant may instead elect to recognize compensation income equal to the fair market value of the restricted stock on the date of grant of the award, less any amount paid for the shares, by making an election pursuant to Section 83(b) of the Code within 30 days of the date of grant of the award. We will be entitled to a deduction for federal income tax purposes in the year the participant recognizes the related compensation income in an amount equal to the amount includible in the participant’s income as compensation.

The participant’s tax basis in the common stock acquired is equal to the income includible in his or her income as compensation plus any amount he or she is required to pay for the shares. Any gain (or loss) upon the disposition by the participant of the shares, equal to the difference between the amount realized on the disposition and his or her basis in the shares, will be a long-term or short-term gain (or loss) depending upon whether the shares have been or have not been held for more than twelve months from the date as of which the participant recognizes ordinary income. We will not be entitled to any deduction upon that disposition.

RSUs. A RSU results in no compensation income to the participant or deduction to us at the time it is granted. Upon settlement of a RSU award, a participant will recognize compensation income in the amount of the cash paid (and/or the fair market value of the common shares issued) to settle the award. We will be entitled to a deduction for federal income tax purposes in the year the participant recognizes the related compensation income in an amount equal to the amount includible in the participant’s income as compensation.

Withholding Taxes. Withholding is required when the participant recognizes any compensation income with respect to an award except with respect to compensation income on a disqualifying disposition of shares acquired upon exercise of an ISO. We may withhold, or agree to withhold, cash, or, with the consent of the Committee, shares of our common stock having an aggregate fair market value at the time of the withholding, or a combination of cash and shares, equal to the amount which the Committee determines is necessary to meet our obligation to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant, vesting, exercise, settlement or disposition of an award. Alternatively, we may require the participant to pay us all withholding amounts in cash.

Section 162(m). Section 162(m) of the Code generally disallows federal income tax deductions with respect to compensation in excess of $1,000,000 in any taxable year paid to a public company’s Chief Executive Officer and four other highest compensated executives. Compensation that qualifies as “performance-based compensation,” however, is excluded from the $1,000,000 deductibility limitation.

The Plan is designed so that options and SARs granted thereunder will qualify as “performance-based compensation” and restricted stock and RSUs may qualify as “performance-based compensation” if entitlement to the award is based on the achievement of objective performance goals set by the Committee. See “ – Performance Measures.” Based on the current regulations under Section 162(m) of the Code, the restricted stock award granted to Kenneth A. Paladino, our President and Chief Executive Officer, in connection with his entering into an Employment Agreement with us will not be deemed “performance-based compensation.” See “– Plan Benefits,” below.

The Committee is authorized to condition any type of award on one or more performance measures or goals set by it in its discretion for each performance award. For purposes of the Plan, performance goals may be particular to a participant; may relate to the performance of a subsidiary, operating segment, division, branch, strategic business unit, or line of business, which employs the participant; or may be based on the performance of our company generally. Performance goals may be based on the criteria set forth in the Plan.

Prior to the payment of any compensation under an award intended to qualify as “performance-based compensation” under Section 162(m), the Committee will determine and certify the extent to which any performance goal and any other material terms under such award have been satisfied.

Sections 280G and 4999. Section 280G of the Code disallows deductions for excess parachute payments and Section 4999 of the Code imposes excise taxes on persons who receive excess parachute payments. A parachute payment is the present value of any compensation amount that is paid to “disqualified individuals” (such as our and our subsidiaries’ officers and highly paid employees) that are contingent upon or paid on account of a change in control – but only if such payments, in the aggregate, are equal to or greater than 300% of the participant’s taxable compensation paid by us averaged over the five calendar years ending before the change in control (or over the participant’s entire period of service if that period is less than five calendar years). This average compensation is called the participant’s “Base Amount.” An excess parachute payment is the amount by which the aggregate parachute payments exceed the participant’s Base Amount.

Some participants in the Plan could, as a result of employment agreement and severance agreements or change in control provisions in an award, receive parachute payments in connection with a change in control. If this happens, the value of each participant’s parachute payment as a result of awards under the Plan must be combined with other parachute payments the same participant is entitled to receive under other agreements or arrangements with us or our subsidiaries, such as an employment agreement or a change in control agreement. If the participant is a disqualified individual and has an excess parachute payment, the participant must pay an excise tax equal to 20% of the participant’s excess parachute payment. This tax is due in addition to other federal, state and local income and employment taxes. Also, neither we nor any of our subsidiaries would be able to deduct the amount of any participant’s excess parachute payment, and the $1,000,000 limit on deductible compensation under Section 162(m) of the Code, discussed above, would be reduced by the amount of any excess parachute payment.

Section 409A. Section 409A of the Code imposes certain restrictions on amounts deferred under deferred compensation plans and an additional 20% tax imposed on the participant on amounts that are subject to, but do not comply with, Section 409A. Section 409A of the Code includes a broad definition of deferred compensation, which includes certain types of equity incentive compensation. Any compensation subject to Section 409A must, among other things, meet election timing and payment timing requirements. Failure to meet these requirements causes the deferred compensation to be taxed when it vests, to be subject to an additional 20% federal tax and to be subject to interest on the underpayment from the year the compensation vests. Under current Internal Revenue Service guidance, certain awards to certain participants under the Plan are excluded from treatment as deferred compensation to which Section 409A applies. These excluded awards for certain participants include options under which shares of our common stock are issued, SARs under which shares of our common stock are issued (or cash in lieu thereof), restricted stock and RSUs that are settled immediately upon vesting. Certain other awards under the Plan could be treated as deferred compensation to which Section

409A applies; and, in that case, it is generally our intent that the award be designed to comply with the election timing, payment timing and other requirements of Section 409A. The Committee may amend the Plan, without stockholder approval, in order for awards to be exempt from, or comply with, the requirements of Section 409A of the Code.

Equity Compensation Plans

Information with respect to securities issued and available for issuance under existing equity compensation plans is set forth under the caption the “Executive Compensation - Equity Compensation Plans,” above.

Plan Benefits

The grant of awards under the Plan is within the discretion of the Committee. The only award granted to date under the Plan is a grant of 175,000 shares of restricted stock to Kenneth A. Paladino, our President and Chief Executive Officer, in connection with his entering into an Employment Agreement with us. This award vests on April 2, 2013 if Mr. Paladino remains employed by us on that date, subject to earlier vesting on a pro rata basis upon Mr. Paladino’s death, a Change in Control of us (as defined), the termination of Mr. Paladino’s employment by us without Cause (as defined), or his Resignation For Good Reason (as defined), in each case at a rate equal to the 1/60th of the number of shares subject to the award for each full month after April 3, 2008 during which Mr. Paladino is employed by us. In the event our stockholders do not approve the Plan, it is the intention of the Committee to substitute another form of long-term equity incentive compensation award for the restricted stock award granted to Mr. Paladino. See “Executive Compensation – Employment Agreement with Kenneth A. Paladino.”

Except for that award, no determinations have been made as to the types or amounts of awards that my be granted to any individual under the Plan. Since persons to whom awards may be made are to be determined from time to time by the Committee in its discretion, we are unable to determine future awards, that may be granted under the Plan. In the event that our stockholders do not approve the Plan, the Committee may continue to grant options under our 1998 Plan until the October 7, 2008.

The following table sets forth the number of shares underlying options that were granted under the 1998 Plan and our 2003 Non-Employee Director Stock Option Plan during the year ended December 31, 2007 to:

•	all current executive officers as a group;
•	all other employees, including current officers who are not executive officers (no non-employee director was granted an option under the 1998 Plan); and
•	all non-employee directors (all of which were granted under our 2003 Non-Employee Director Stock Option Plan discussed under “Executive Compensation – Director Compensation”:

Category of Optionee	Number of Shares Underlying Options Granted

Executive officers as a group (2 persons, including the persons named in the Summary Compensation Table	50,000

Other employees as a group (18 persons)	269,000

Non-employee directors as a group (5 persons, including the directors named in the Director Compensation Table)	129,000

The exercise price of all options granted was at least 100% of the fair market value of the underlying shares on the date of grant. The foregoing table does not include any dollar value that may arise from a future increase in the market value of our common stock.

Required Vote

Approval of the Plan requires the affirmative vote of a majority of the shares of our common stock present, in person or represented by proxy, at the meeting and entitled to vote on the proposal. Our Board of Directors recommends a vote FOR approval of Proposal 2.

PROPOSAL 3

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of KPMG LLP has been appointed by the Audit Committee of our Board of Directors to continue to serve as our independent registered public accounting firm for the year ending December 31, 2008, subject to ratification at the meeting by our stockholders. KPMG has served as our independent public accountants since April 2002:

Principal Accountant Fees and Services

The following is a summary of the fees KPMG billed to us for professional services rendered for the years ended December 31, 2007 and 2006:

Fee Category	Year Ended December 31, 2007	Year Ended December 31, 2006
Audit Fees	$538,000	$290,000
Audit-related fees	7,000	7,000
Tax fees	19,500	25,500
Total Fees	$564,500	$322,500

Audit Fees. These fees were for services rendered for KPMG’s audits of our consolidated financial statements included in our Annual Reports on Forms 10-K, reviews of our interim condensed consolidated financial statements included in our Quarterly Reports on Forms 10-Q and services that are normally provided by KPMG in connection with regulatory filings or engagements.

Audit-Related Fees. These fees were for services rendered in connection with consents provided with respect to registration statements we filed with the Securities and Exchange.

Tax Fees. These fees were for services regarding the preparation of income tax returns and other tax compliance.

In connection with the standards for independence of a company’s independent registered public accounting firm promulgated by the Securities and Exchange Commission, Audit Committee of our Board considered whether the services provided were compatible with maintaining the independence of KPMG, and determined that the provision of such services did not adversely affect KPMG’s independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s present policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year for services set forth in an engagement letter approved by the Audit Committee or its Chairperson and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. All of the services provided by KPMG during the year ended December 31, 2007 were pre-approved by the Committee or its Chairperson. If approved by the Chairperson, his decision was reported to the full Audit Committee at its next scheduled meeting. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee or its Chairperson regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee or its Chairperson may also pre-approve particular services on a case-by-case basis.

Effect of Ratification

Our Board proposes that the stockholders ratify the Audit Committee’s selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2008. If the resolution selecting KPMG as our independent registered public accounting firm is adopted by stockholders, the Audit Committee nevertheless retains the discretion to select different auditors should it then deem it in our interests. Any such future selection need not be submitted to a vote of stockholders.

Availability of KPMG at the Meeting

KPMG has indicated to us that it intends to have a representative present at the meeting who will be available to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Required Vote

The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required to ratify the selection of KPMG as our independent registered public accounting firm. Our Board of Directors unanimously recommends a vote FOR approval of Proposal 3.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the years ended December 31, 2007 and 2006, information concerning the compensation of those who served as our Chief Executive Officer and Chief Financial Officer at any time during 2007 and our two most highly compensated executive officers (other than our Chief Executive Officer) in 2007 serving at December 31, 2007 whose total compensation in 2007. We refer to these individuals as the “named executive officers.”

Name and Principal Position		Salary	Bonus(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation	All Other Compen- sation(3)	Total
	Year	($)	($)	($)	($)	($)	($)

Kenneth A. Paladino	2007	300,000	135,000	178,428	-	4,100	617,528
President and Chief Executive Officer (4)	2006	263,307	132,000	67,153	-	2,954	465,414

Martin J. Pucher	2007	270,000	80,000	138,794	-	3,100	491,894
Executive Vice President (5)	2006	249,013	27,000	101,419	60,000	2,569	440,001

David E. Foley	2007	177,250	60,000	76,731	-	3,100	317,081
Vice President(6)	2006	165,000	11,000	54,900	33,000	3,000	266,900

____________________

(1)        All bonuses were discretionary awards approved by the Compensation Committee of our Board of Directors, except for the bonus paid to Mr. Pucher in 2007 which was paid to him pursuant to a Severance Agreement we entered into with him in January 2008.

(2)        Represents the dollar amount recognized for financial statement reporting purposes in 2007, computed in accordance with Statement of Financial Accounting Standards No. 123(R), “Share-Based Compensation,” except that, pursuant to the rules of the Securities and Exchange Commission relating to executive compensation disclosure, the amounts exclude the impact of estimated forfeitures related to service-based vesting conditions. Under SFAS 123(R), the amount recognized in a reported year includes amounts related to options granted in prior years to the extent options vested in the reported year. Assumptions used in the calculation of these amounts are disclosed in note 8 to our audited consolidated financial statements for the year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC.

(3)        All other compensation represents our matching contribution under our 401(k) deferred compensation plan.

(4)        Mr. Paladino’s annual base salary increased from $240,000 to $300,000 effective August 11, 2006 as a result of his promotion to President and Chief Executive Officer. See “Employment Agreement with Kenneth A. Paladino,” below, for information concerning an Employment Agreement we entered into with Mr. Paladino on April 3, 2008.

(5)        Mr. Pucher served as our Executive Vice President and Chief Marketing Officer from September 2006 until January 11, 2008, when he resigned. From October 2005 until September 2006, he served as President of our Global Technology Group. The table reflects Mr. Pucher’s total compensation in 2007 and 2006. Mr. Pucher’s annual base salary increased from $240,000 to $270,000 effective September 12, 2006 as a result of his promotion to Executive Vice President. The bonus to Mr. Pucher with respect to 2007 was determined and paid to him pursuant to the terms of a Severance Agreement we entered into with him in January 2008. Of the amount included in option awards, $7,820 in 2006 relates to a stock option granted to Mr. Pucher while he was serving as a consultant to us prior to joining us as an employee in October 2005. See “—Employment Agreement and Severance Agreement with Martin Pucher,” below.

(6)        Mr. Foley was elected Vice President-Technology Development on February 7, 2007. The table reflects Mr. Foley’s total compensation in 2007.

Employment Agreement with Kenneth A. Paladino

On April 3, 2008, we entered into an Employment Agreement and a Restricted Stock Agreement with Kenneth A. Paladino, our President and Chief Executive Officer. The Employment Agreement provides for a term ending on December 31, 2009 and continuing thereafter for three successive twelve month periods unless written notice is given by either party not to extend the term at least sixty days prior to the then effective expiration date. The Employment Agreement provides for Mr. Paladino to receive base compensation at the rate of $300,000 per annum (his 2007 base compensation rate) and that he is eligible to participate in any Executive Bonus Program that we may adopt (none is presently in place). Mr. Paladino was also granted a restricted stock award covering 175,000 shares of our common stock under our 2008 Equity Compensation Plan and entered into a Restricted Stock Contract pursuant with respect to the restricted stock award. That plan and the award to Mr. Paladino (and any benefits thereunder) are subject to stockholder approval at the meeting. See “Proposal 2 – Approval of 2008 Equity Compensation Plan.” It is the intention of the Compensation Committee of our Board of Directors to substitute another form of long-term equity incentive compensation award for the restricted stock award if our stockholders do not approve that plan. The award vests on April 2, 2013 if Mr. Paladino remains employed by us on that date, subject to earlier vesting on a pro rata basis upon Mr. Paladino’s death, a Change in Control of us, the termination of Mr. Paladino’s employment by us without Cause (as defined) or his Resignation For Good Reason, in each case at a rate equal to the 1/60th of the number of shares subject to the award for each full month following the date of grant that Mr. Paladino was employed us. Mr. Paladino is also eligible to participate in benefits offered to our other executives and key management in accordance with the terms of the applicable plans. His salary and benefits are subject to periodic increases, but not decreases, at the discretion of our Board of Directors.

A “Change in Control” is, in general, termination by Mr. Paladino of his employment within three months of a change in his duties or termination of his employment by us, in each case, within 18 months following a sale of all or substantially all of our assets, a consolidation or merger of us with any person as a result of which those who were our stockholders immediately prior to the consolidation or merger do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the consolidated or merged company’s then outstanding voting securities or certain transactions that result in those who were our directors immediately before the transaction ceasing to constitute a majority of our Board of Directors or any successor to us.

“Resignation for Good Reason” is, in general, a change in Mr. Paladino’s duties that alters his overall authority, duties, responsibilities and status as Chief Executive Officer, the relocation of our principal place of business by more than 40 miles from its present location, a Change in Control, cessation of his position as President and Chief Executive Officer except as a result of death, disability or Cause, a material breach by us of the Employment Agreement that is not cured within ten days after notice or, with certain exceptions, our insolvency, dissolution or liquidation.

In the event of Mr. Paladino’s death or termination of his employment at the Company’s election by virtue of his Disability (as defined), his Resignation for Good Reason, termination of his employment by us other than for Cause or if we fail to renew the Employment Agreement at the end of its initial or any additional term,Mr. Paladino and his beneficiaries or dependents will be entitled to 18 months of severance pay, a pro rata portion of his bonus based on his most recent performance bonus provided that our financial results of the year of termination are substantially similar to our financial result for the period of his most recent performance bonus, a continuation for 18 months of the benefits being provided at the time and an acceleration of vesting of stock options held by him at the time, which will remain exercisable for the greater of one year from the date of termination of employment or the period provided for under the applicable option or plan.

Mr. Paladino has agreed that, for 18 months following the termination of his employment for any reason not to, directly or indirectly:

•

engage in, acquire an ownership interest in, or manage, operate or control, participate in the ownership, management, operation or control of, or be connected with or have any beneficial interest in, or serve as a director, officer, employee, agent, consultant, partner, investor, or independent contractor for, any person that engages in any business which is competitive with the business conducted by us within the 12 months preceding the termination of his employment;

•

induce or take any action which would cause any of our customers, prospective customers or licensees to cease doing business with, or to reduce the level of business, or otherwise interfere with the goodwill enjoyed by, us;

•	induce any of our employees to leave our employ or interfere with the relationship between us and any employee; or
•	hire any person who was, at any time during the previous six months, an employee of us.

Employment Agreement and Severance Agreement with Martin Pucher

On January 11, 2008, Martin Pucher resigned as our Executive Vice President and Chief Marketing Officer and a director. In connection with his resignation, we entered into a Severance Agreement with Mr. Pucher, pursuant to which Mr. Pucher’s 2005 letter employment agreement and his employment with us were terminated, and we agreed to pay Mr. Pucher severance equal to his current base pay at the rate of $270,000 per annum in installments until December 31, 2008, a bonus of $80,000 for the year ended December 31, 2007 and his COBRA premium costs until December 31, 2008. All severance and COBRA payments will accelerate and be paid in a single lump sum in the event of a change in control of us. Another agreement entered into in 2005 between us and Mr. Pucher will remain in effect under which Mr. Pucher is to maintain the confidentiality of all information pertaining to our business and, for a period of one year following termination of his employment, not to compete with any business of a character similar to that done by us on the date of termination of his employment.

The Severance Agreement terminated a letter agreement that we had entered into with Mr. Pucher on October 5, 2005 pursuant to which, except for his 2007 bonus, his compensation for 2007 and 2006 was determined. Under the letter agreement, with respect to 2007 and 2006, Mr. Pucher received an initial salary of $240,000 per annum which was increased to $270,000 per annum effective September 12, 2006 as a result of his promotion to Executive Vice President and added responsibilities and duties. Pursuant to the letter agreement, Mr. Pucher also earned non-equity compensation through September 2006 of $60,000 based on achieving targets related to the introduction, success of trials and sales of certain products. Beginning in October 2006, Mr. Pucher, as with other named executive officers, was subject to a bonus at the discretion of our Board of Directors. In addition, in connection with Mr. Pucher’s entering into the letter agreement, we granted him an option under our 1998 Stock Option Plan to purchase 250,000 shares of our common stock at an exercise price of $1.82 per share, the average of the highest and lowest sales prices of our common stock on October 5, 2005 (see “Outstanding Equity Awards at Fiscal Year-End,” below.

Option Grants in 2006 to our Named Executive Officers

The only option granted to any of our named executive officers during 2007 was an option granted to David E. Foley on November 12, 2007 under our 1998 Stock Option Plan to purchase 25,000 shares of our common stock at an exercise price of $1.715 per share, the average of the highest and lowest sales prices of our common stock on the date of grant. This option has a ten year term, subject to earlier termination in accordance with our 1998 Stock Option Plan in the event of the termination of Mr. Foley’s employment with us, and is exercisable as to 5,000 shares in each annual period, on a cumulative basis, commencing November 12, 2008.

Outstanding Equity Awards At Fiscal Year-End

The following table provides certain information concerning stock options (our only form of equity awards) held by our named executive officers at December 31, 2007:

Option Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price ($)	Option Expiration Date (1)
Name	(#) Exercisable	(#) Unexercisable
Kenneth A. Paladino	75,000 50,000 80,000 39,000 60,000 50,000	- - - - 90,000 (2) 200,000 (3)	$2.250 0.410 0.305 1.485 1.500 2.975	09/04/10 04/30/12 08/29/12 06/06/15 09/12/15 10/24/16
Martin J. Pucher	25,000 (4) 100,000 (5) 20,000 (5)	- 150,000 (5) 80,000 (5)	1.370 1.820 2.975	08/14/15 10/04/15 10/24/06
David Foley	40,000 10,000 -	60,000 (6) 40,000 (7) 25,000 (8)	2.970 2.270 1.715	11/20/15 12/19/16 11/12/17

____________________

(1)	Each option has a ten year term subject to earlier termination in accordance with the terms of the option plan under which the option was granted in the event of the termination of the optionee’s employment with us.
(2)	Vests as to 30,000 shares on each of September 13, 2008, 2009 and 2010.
(3)	Vests as to 50,000 shares on each of October 25, 2008, 2009, 2010 and 2011.
(4)	These options were exercised on April 11, 2008.
(5)	These options expired unexercised on April 11, 2008.
(6)	Vests as to 20,000 shares on each of November 21, 2008, 2009 and 2010.
(7)	Vests as to 10,000 shares on each of December 20, 2008, 2009, 2010 and 2011.
(8)	Vests as to 5,000 shares on each of November 12, 2008, 2009, 2010, 2011 and 2012.

Director Compensation

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Total ($)

C. Bruce Barksdale (4)	$4,000	-	$22,530	$26,530
Mark T. Bradshaw	21,000	$1,750	80,565	103,315
Lawrence M. Fodrowski	26,500	1,750	80,565	108,815
R. Dave Garwood(4)	6,000	-	45,059	51,059
James R. Grover, Jr.	20,500	1,750	56,942	79,192
Susan Harman	17,000	1,750	37,079	55,829
Joseph C. Hogan(4)	9,000	-	45,059	54,059
Brian J. Kelley (5)	-	-	-	-
Charles H. House	35,500	4,400	86,981	126,881

______________________

(1)       Includes (a) annual cash retainers, including cash retainers which Messrs. Bradshaw, Fodrowski, Grover and Harman ($10,000 in each case) and House ($25,000 including a fee for serving as non-executive Chairman of our Board) elected to forego in 2007 in favor of restricted stock awards, (b) fees for attending Board of Director and Board Committee meetings and (c) fees for serving as Chairperson of Committees of the Board.

(2)       Represents the incremental value on the date of our 2007 annual meeting of the stockholders of the restricted common stock that the director received over the annual cash retainer the director would have received by accepting restricted stock instead of the director’s annual cash retainer.

(3)       Represents the dollar amount recognized for financial statement reporting purposes in 2007 in accordance with SFAS 123(R) and, therefore, includes amounts related to options granted in prior years, as well as options granted in 2007. Assumptions used in the calculation of these amounts are disclosed in note 8 to our audited consolidated financial statements for the year ended December 31, 2007 included in our Annual Report on Form 10-K filed with the SEC.

(4)	Served as a director until June 7, 2007.
(5)	Elected as a director on April 3, 2008.

Director Outstanding Awards at Fiscal Year-End

As of December 31, 2007, our non-employee directors held stock awards and stock options covering the following number of shares:

	Outstanding

Name	Stock Award Shares(1)	Stock Option Shares

Mark T. Bradshaw	4,554	127,500
Lawrence M. Fodrowski	4,554	151,500
James R. Grover, Jr.	4,554	152,500
Susan Harman	4,554	41,000
Charles H. House	11,395	87,500

____________________

(1)       Represents shares of restricted stock which the director elected to receive instead of the director’s annual cash retainer. See note 2 to the first table under “Director Compensation,” above.

Narrative Discussion of Director Compensation

Each non-employee director receives (1) a cash retainer at the rate of $10,000 per annum ($25,000 in the case of the non-executive Chairman of the Board), which is payable quarterly or, alternatively, at such non-employee directors election made at or prior to the applicable annual meeting of stockholders, $11,750 ($29,400 in the case of the non-executive Chairman of the Board) of our common stock (valued at the fair market value of our common stock on the date of the applicable annual meeting of our stockholders, with fair market value to be determined in the same manner as determined under our 2003 Non-Employee Director Stock Option Plan), which shares are subject to forfeiture in the event the non-employee director resigns or is removed for cause before the next annual meeting of our stockholders, (2) a fee of $1,000 for each meeting of the Board attended, (3) a fee of $500 for each member of the Board’s Audit, Compensation and Nominating/Governance Committees (except that the Chairman of those Committees receives a fee of $1,000) and $1,000 for each member of the Executive Advisory Committee (except that the Chairman of the Executive Advisory Committee receives $2,000) for each meeting of the applicable committee attended and (4) reimbursement for his or her reasonable travel and other expenses incurred in attending Board and committee meetings.

Our 2003 Non-Employee Director Stock Option Plan provides that, at the time a person becomes a non-employee director, he or she is granted an Initial Option to purchase 24,000 shares of our common stock. In addition, immediately following each annual meeting of stockholders at which directors are elected, each non-employee director in office immediately following the conclusion of the meeting (whether or not elected at the meeting) is granted annual options to purchase 10,000 shares of common stock, as well as an option to purchase 5,000 shares for each standing committee of the Board on which the non-employee director will be serving (10,000 shares in the case of members of the Executive Advisory Committee) and an option to purchase 10,000 shares for each such committee that the non-employee director will be serving as Chairperson (20,000 shares in the case of the Chairperson of the Executive Advisory Committee). An individual who becomes a non-employee director for the first time at an annual meeting of stockholders is only granted an initial option and annual options with respect to committee memberships and chairpersonships as will pertain to that non-employee director. An employee-director who ceases that relationship but remains a director is not entitled to an initial option. Each option held by non-employee directors under the 2003 Plan is exercisable for a period of ten years following the date of grant (subject to earlier termination at specified times following a non-employee director’s cessation of service) at an exercise price equal to 100% of the closing market price of our common stock on the date of grant. Initial options vest and become exercisable in twelve equal quarterly installments commencing one year after the date of grant. Annual options generally vest and become exercisable in four equal quarterly installments commencing immediately upon grant.

Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2007, with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	3,687,300 (1)	$2.14	1,267,900 (2)
Equity compensation plans not approved by security holders	-	-	-
Total	3,687,300	$2.14	1,267,900

________________

(1)       Includes 558,750; 2,363,050; 317,000; and 448,500 shares subject to options granted under our 1995 Stock Option Plan, which expired as to future grants in September 2005, 1998 Stock Option Plan, 1994 Non-Employee Director Stock Option Plan, which expired as to future grants in September 2004, and 2003 Non-Employee Director Stock Option Plan, respectively.

(2)       Includes 662,500 shares available for future grant under the 1998 Plan to our employees, directors, and consultants and 502,500 shares available for grants to non-employee directors under the 2003 Plan. Upon the expiration, cancellation or termination of unexercised options, shares subject to options under a particular plan, except the 1994 Plan and 1995 Plan, will again be available for the grant of options under that plan. We intend that our 2008 Equity Compensation Plan will replace our 1998 Plan which expires October 7, 2008. See “Proposal 2 — Approval of 2008 Equity Compensation Plan.”

Compliance with Section  16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to timely file initial statements of stock ownership and statements of changes of beneficial ownership with the Securities and Exchange Commission and furnish copies of those statements to us. Based solely on a review of the copies of the statements furnished to us to date, or written representations that no statements were required, we believe that all statements required to be filed by such persons with respect to the year ended December 31, 2007 were timely filed.

TRANSACTIONS WITH RELATED PERSONS

We are a party to a Consulting Agreement, dated November 1, 2005, with Alfred J. Roach, our former Chairman and the beneficial owner of 8.5% of our common stock, which provides for Mr. Roach to make himself available at such reasonable times and periods of time as we may request to consult with our executive officers and directors regarding our business and operations, focusing on the sale and marketing of our products. The Consulting Agreement provides for a four-year term from November 1, 2005, when Mr. Roach ceased being our employee, subject to earlier termination in the event of Mr. Roach’s death or breach of either of his covenants to maintain the confidentiality of confidential information pertaining to our business and not to compete against us. For his services, Mr. Roach is receiving a consulting fee of $160,000 per annum, 5% of net sales that may be generated through his efforts during the term of the Consulting Agreement from potential customers in China, India or Russia and, prior to May 1, 2007, from one potential United States-based customer, and COBRA insurance premiums for eighteen months commencing November 1, 2005.

Control

We do not believe that any individual controls us by virtue of stock ownership. However, by virtue of his position as our President, Chief Executive Officer and a director, Kenneth A. Paladino, and our entire Board of Directors, possess the power to direct or cause the direction of the management and policies of us and may be deemed to control us.

Review and Approval of Transactions with Related Persons

We have adopted a Related Party Transaction Policy pursuant to which, in general, our Audit Committee is charged with the responsibility of reviewing and approving all transactions with related persons, as defined in SEC regulations.

MISCELLANEOUS

Stockholder Proposals

From time to time stockholders may present proposals which may be proper subjects for inclusion in the Proxy Statement and form of proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Stockholder proposals intended to be included in our Proxy Statement and form of proxy relating to our 2009 Annual Meeting of Stockholders must be received by December 2, 2008. Any such proposals, as well as any questions relating thereto, should be directed to our Secretary, 141 Rodeo Drive, Edgewood, New York 11717. As to any proposal intended to be presented by a stockholder, without inclusion in the Board of Directors’ Proxy Statement and form of proxy for our 2009 Annual Meeting, the proxies named in the Board of Directors’ form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before March 15, 2009. Any such notices should also be directed to our Secretary at the above address. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

Annual Report on Form 10-K

Our Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2007, which has been filed with the Securities and Exchange Commission is included in our Annual Report to Stockholders and is also available, without charge, to stockholders upon request. Requests for a copy of that report should be addressed to Ms. Jennifer E. Katsch, Secretary, 141 Rodeo Drive, Edgewood, New York 11717.

Cost To Solicit Proxies

We will bear the cost of preparation, printing and mailing of this proxy statement and the solicitation of proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners. Proxies may be solicited without extra compensation by certain of our officers, directors and regular employees by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview. We have retained W.F. Doring & Co., Inc., 866 Broadway, Bayonne, New Jersey 07002 to aid in the solicitation of proxies. For its services, W.F. Doring & Co., Inc. will receive a fee of $2,500 plus reimbursement for certain out-of-pocket expenses.

By Order of the Board of Directors,

Jennifer E. Katsch,

Secretary

April 29, 2008

Annex A

2008 EQUITY COMPENSATION PLAN

of

TII NETWORK TECHNOLOGIES, INC.

1.	PURPOSES OF THE PLAN; EFFECTIVE DATE; STOCKHOLDER APPROVAL; AND TERM.

(a)        This equity compensation plan (the “Plan”) is designed to provide an incentive to employees (including directors and officers who are employees) and directors of, and consultants to, TII NETWORK TECHNOLOGIES, INC., a Delaware corporation (the “Company”), any of its Subsidiaries or a Parent (as such terms are defined in Paragraph 18 hereof) of the Company, and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of equity compensation awards (each an “award”) in the form of (i) “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, together with the rules and regulations thereunder in effect from time to time (the “Code”), as described in Paragraph 5 hereof (“ISOs”), (ii) nonqualified stock options which do not qualify as ISOs as described in Paragraph 5 hereof (“NQSOs”), (iii) stock appreciation rights as described in Paragraph 6 hereof (“SARs”), (iv) restricted stock as described in Paragraph 7 hereof (“Restricted Stock”), and (v) restricted stock units as described in Paragraph 8 hereof (“RSUs”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” under the Code or as to the exemption from, or the compliance with, Section 409A of the Code.

(b)       The Plan has been authorized by action of the Board of Directors on April 3, 2008 (the “Effective Date”) and the Board of Directors has directed the submission of the Plan to stockholders of the Company for approval; and the Plan’s adoption and any awards (and rights, such as voting and dividend or other distribution rights, with respect to any securities underlying any awards) granted under the Plan prior to such stockholder approval are subject to and contingent on the approval of the Plan by the vote of the stockholders of the Company by April 2, 2009 in accordance with applicable law, including the Code’s requirement for a plan granting ISOs, and applicable requirements of any national securities exchange on which the Company’s stock is listed or quoted. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote thereon at the next duly held meeting of the Company’s stockholders at which a quorum is present.

(c)        Unless the term of the Plan is extended pursuant to Paragraph 12 hereof, no award may be granted under the Plan after ten (10) years from the Effective Date.

2.	STOCK SUBJECT TO THE PLAN.

(a)        Subject to the provisions of Paragraph 11 hereof, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company (“Common Stock”) for which awards may be granted under the Plan shall not exceed 1,000,000. Such shares of Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 12 hereof, any shares of Common Stock subject to an award which for any reason expires, is forfeited, canceled or terminated unexercised or unsettled or which ceases for any reason to be exercisable or outstanding (other than by exercise or settlement thereof), shall again become available for the granting of awards of the same or a different type under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

(b)       In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

3.	ADMINISTRATION OF THE PLAN.

(a)        The Plan shall be administered by the Board of Directors or a committee (the “Committee”) of the Board of Directors of the Company (the “Board of Directors”), which Committee, to the extent required by Rule 16b-3 (or any successor or similar rule, as the same may be in effect and interpreted from time to time, “Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall consist of not less than two (2) directors, each of whom shall be a non-employee director within the meaning of Rule 16b-3 and (a) an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all of the members of the Committee without a meeting, shall be the acts of the Committee. Those administering the Plan are referred to herein as the “Administrators”.

(b)       Subject to the express provisions of the Plan, the Administrators shall have the authority to determine: the employees, consultants and directors who shall be granted awards; the number of shares of Common Stock subject to an award; the type and term of each award; whether an option to be granted to a employee is to be in ISO or a NQSO (options to be granted to consultants and directors who are not employees shall be NQSOs); the times when an award shall be granted; the number of shares of Common Stock to be subject to each award; the exercise price of each option and the Base Value (as defined in Paragraph 6(e) hereof) of each SAR; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the Fair Market Value (as defined in Paragraph 18 hereof) of a share of Common Stock; the date each option or SAR shall become exercisable; and the date each Restricted Stock or RSU award shall be vested or settled; whether an award shall be exercisable, vested or settled in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any award or installment; the form of payment of the exercise price of an option; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option or SAR or settlement of any award and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant, the vesting or the exercise of an award or the shares acquired pursuant to the exercise or settlement of an award to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 10 hereof (the “Contract”), including, without limitation, service-based and/or performance-based restrictions or contingencies relating to entering into a noncompetition, consulting or other arrangement with the Company, any of its Subsidiaries or a Parent, to financial or other performance objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment or service of the awardee (as defined in paragraph 4) with the Company, any of its Subsidiaries or a Parent, and to determine whether such restrictions or contingencies have been met; whether an awardee is Disabled (as defined in Paragraph 18 hereof); the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold taxes or other amounts; to construe the respective Contracts and the Plan; with the consent of the awardee, to cancel or modify an award, provided that the modified provision is permitted to be included in an award granted under the Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any award granted under the Plan, or any amendment to either, which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders in order to be exempt (unless otherwise specifically provided herein); to make all other determinations in making awards and in establishing the terms or conditions thereof, including exercisability, vesting and settlement, which are permitted under and are not inconsistent with the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any award granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on the matters referred to in this Paragraph 3 shall be conclusive and binding on the awardee. No Administrator or former Administrator shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any award hereunder.

4.          ELIGIBILITY. The Administrators may, from time to time and consistent with the purposes and limitations of the Plan, grant awards to (a) employees (including officers and directors who are employees) of, (b) directors (who are not employees) of, and (c) consultants to, the Company, any of its Subsidiaries or a Parent. Such awards granted shall cover such number of shares of Common Stock as the Administrators may determine; provided, however, that the maximum number of shares subject to awards that may be granted to any employee during any calendar year under the Plan (the “162(m) Maximum”) shall be 250,000 shares. Persons selected to receive awards under the Plan are referred to as “awardees”.

5.	OPTIONS.

(a)         Grant of Options. The Administrators may grant awards of options, whether ISOs and/or NQSOs, to acquire shares of Common Stock as provided in this Paragraph 5. Each award of options granted pursuant to the Plan shall be made on such terms and conditions as are not inconsistent with the Plan and as are established by the Administrators at or before the time such award is granted; provided, however, that the aggregate Fair Market Value, determined at the time the award is granted, of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, any of its Subsidiaries or a Parent that are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000 or such other limitation as may, at the time of grant, be applicable under the Code (the “ISO Limitation Amount”). The ISO Limitation Amount shall be applied by taking ISOs into account in the order in which they were granted or as otherwise may be required by Section 422 of the Code. Any option (or portion thereof) granted in excess of such ISO Limitation Amount or that for any reason is not or ceases to be treated as an ISO for Code purposes shall be treated as a NQSO to the extent of such excess or the portion thereof not treated as an ISO.

(b)        Exercise Price of Options. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators as set forth in the applicable Contract; provided, however, that (i) the exercise price of an option shall not be less than the Fair Market Value of the Common Stock subject to such option on the date of grant; (ii) if, at the time an ISO (but not a NQSO) is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or a Parent, the exercise price of such ISO shall not be less than 110% of the Fair Market Value of the Common Stock subject to such ISO on the date of grant.

(c)         Term of Options. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO (but not a NQSO) is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

(d)   Exercise of Options.

(i)          An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (A) specifying the option being exercised and the number of shares of Common Stock as to which such option is being exercised, and (B) accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) (I) in cash and/or by certified or bank cashier’s check, (II) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the exercise price of options being exercised, (III) with the authorization of the Administrators, with a concurrent sale of option shares to the extent permitted by clause (ii) of this Paragraph 5(d), or (IV) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until the required payment of the exercise price with respect thereto has been made.

(ii)           The Administrators may permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee’s irrevocable instructions to a broker acceptable to the Administrators to sell all or a portion of the option shares and deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(iii)            An optionee shall not have the rights of a stockholder with respect to shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company’s transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

(e)         Handling Options on Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship with the Company, any of its Subsidiaries and a Parent as an employee, director or consultant has terminated for any reason (other than as a result of the death or Disability (as defined in Paragraph 18 hereof) of the optionee) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that, except as may otherwise be expressly provided in the applicable Contract, if such relationship is terminated either (i) for Cause (as defined in Paragraph 18 hereof), or (ii) without the consent of the Company, such option shall terminate immediately.

(f)	Death or Disability of an Optionee.

(i)          Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee or director of, or a consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of Disability (without continuing in another such capacity) may exercise the optionee’s option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

(ii)           Except as may otherwise be expressly provided in the applicable Contract, if an individual optionee dies (A) while he is an employee or director of, or a consultant to, the

Company, any of its Subsidiaries or a Parent, (B) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company or such Subsidiary or Parent) or (C) within one year following the termination of such relationship by reason of Disability, the optionee’s option may be exercised, to the extent exercisable on the date of the optionee’s death, by the optionee’s Legal Representative (as defined in Paragraph 18) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

(g)        Restrictions on Stock Transferability. The Administrators may, at or before the time such award is granted, impose such restrictions on any shares of Common Stock delivered to an awardee on exercise of an option as they may deem advisable, including, without limitation, restricting transferability and/or designating such shares as Restricted Stock or stock subject to further service, performance, consulting or noncompetition period after settlement. Each certificate representing such shares of Common Stock shall bear a legend referencing such restrictions.

6.	STOCK APPRECIATION RIGHTS.

(a)         Grant of SARs. The Administrators may grant awards of SARs as provided in this Paragraph 6. Each award of SARs granted pursuant to the Plan shall be made on such terms and conditions that are not inconsistent with the Plan as are established by the Administrators at or before the time such award is granted.

(b)        SAR Terms. The Contract for each SAR award shall specify the Base Value, the term of the SAR, the number of shares of Common Stock to which the SAR pertains, the payment terms, including the whether payable in cash and/or shares of Common Stock, any conditions imposed upon the exercisability of the SAR in the event of death, Disability or other termination of employment or termination of a consulting or other relationship with the Company, any of its Subsidiaries and a Parent, and such other provisions as the Administrators shall determine consistent with the Plan.

(c)         Exercise of SARs. SARs may be exercised with respect to all or part of the shares of Common Stock upon whatever terms and conditions the Administrators impose upon such SARs. A SAR shall be exercised by delivery to the Company of a notice of exercise in the form prescribed by the Administrators.

(d)        Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the date of grant. A SAR may be exercised only when the Fair Market Value of a share of Common Stock exceeds the Base Value.

(e)	Payment upon Exercise of SARs.

(i)         Subject to the provisions of the Contract, upon the exercise of a SAR, the awardee is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount (the “SAR Value”) equal to the product of multiplying (A) the number of shares of Common Stock with respect to which the SAR is exercised by (B) an amount equal to the excess of (I) the Fair Market Value per share on the date of exercise of the SAR over (II) the “Base Value” of the SAR designated in the Contract (which “Base Value” shall be not less than the Fair Market Value per share on the date of grant ).

(ii)           Payment of the SAR Value to the awardee shall be made (A) in shares of Common Stock, valued at the Fair Market Value on the date of exercise in the case of an immediate payment after exercise, (B) in cash or (C) in a combination thereof as determined by the Administrators, either at the time of the award or, unless otherwise provided in the applicable Contract, thereafter, and as provided in the Contract.

           (iii)             To the extent required to satisfy the conditions of Rule 16b 3(e) under the Exchange Act or as otherwise provided in the Contract, where an election between cash and shares is permitted by the Administrators to be made by the awardee, the Administrators shall have the authority to consent to or disapprove the election of any awardee to receive cash in full or partial settlement of a SAR. In cases where an election of settlement in cash must be consented to by the Administrators, the Administrators may consent to, or disapprove, such election within ten (10) days after such election, or within such period for taking action as is specified in the election or Contract, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the SAR surrendered by the awardee. If the election to receive cash is disapproved in whole or in part, the SAR shall be deemed to have been exercised for shares of Common Stock, or, if so specified in the notice of exercise, not to have been exercised to the extent the election to receive cash is disapproved.

(iv)           As an alternative to the foregoing, if the Administrators determine to issue SARs that are subject to Section 409A of the Code and are intended to comply with the requirements of Section 409A of the Code, the Administrators may provide, on an elective basis (if timely elected by the awardee in a manner complying with Section 409A of the Code) or non elective basis, in the Contract for a deferred payment, issuance and/or delivery of the cash to be paid or shares of Common Stock to be issued in connection with the SAR exercise at a time or times permitted under Section 409A of the Code. In such event, dividends or other distributions with respect to shares of Common Stock that would otherwise have been issued and received by the awardee in connection with the exercise shall be paid to the awardee currently as and when payable to stockholders of the Company or, if provided in the applicable Contract, deferred until the underlying deferred shares of Common Stock are issued and delivered. Any cash payment, dividends or other distributions that are deferred shall be credited with interest at a reasonable rate as determined by the Administrators from time to time.

(f)         Applicability of Paragraph 5(e), (f) and (g). Unless otherwise provided in the Contract, the provisions of Paragraphs 5(e), (f) and (g) shall apply to SARs as though the SARs were options (other than ISOs).

7.	RESTRICTED STOCK.

(a)         Grant of Restricted Stock. The Administrators may grant awards of shares of Common Stock that are restricted as provided in this Paragraph 7 (referred to as “Restricted Stock” while so restricted). Each award of Restricted Stock granted pursuant to the Plan shall be made on such terms and conditions that are not inconsistent with the Plan as are established by the Administrators at or before the time such award is granted. Unless otherwise provided in the applicable Contract, an awardee receiving a Restricted Stock award is not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. As determined by the Administrators, shares of Restricted Stock may be issued in book entry or electronic form or in certificated form. Unless otherwise determined by the Administrators, custody of shares of Restricted Stock in certificated form shall be retained by the Company or held in escrow by an escrow agent selected, and subject to change from time to time, by the Administrators until the termination of the Period of Restriction (as defined in Paragraph 18) pertaining thereto.

(b)        Restrictions. The Contract for each Restricted Stock award shall specify the Period of Restriction, the number of shares of Restricted Stock in the award, and the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions) and such other provisions as the Administrators shall determine. If a Restricted Stock award is intended to be a performance-based compensation award, the terms and conditions of the award, including the Performance Goal(s) (as defined in Paragraph 18) and Period of Restriction and, if different, performance period, shall be set forth in the Contract, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

(c)         Other or Additional Restrictions. The Administrators may also impose restrictions in the form a right of first refusal running to the Company, a buyback right by the Company or other restriction on transferability. Any buyback right in favor of the Company may include such terms as the Administrators may determine, including, without limitation, a purchase price in an amount of, or based on, a specific or formula price therefor and a right to exercise the buyback right in the event the awardee does not complete a specified service, consulting or noncompetition period after issuance or delivery of the shares to the awardee.

(d)        Certificate Legend. In addition to any legends placed on certificates in connection with securities laws, each certificate representing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

“The sale, transfer, pledge, hypothecation or other disposition of the shares represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the 2008 Equity Compensation Plan of TII Network Technologies, Inc., in the rules and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Contract. A copy of the Plan, such rules and procedures, and the applicable Restricted Stock Contract may be obtained from the Secretary of TII Network Technologies, Inc.”

(e)         Removal of Restrictions. Except as otherwise provided in this Paragraph 7 or elsewhere in the Plan, shares of Restricted Stock awarded under the Plan shall, subject to Paragraph 9, become freely transferable by the awardee immediately after the last day of the Period of Restriction and, where applicable, immediately after a determination of the satisfaction or achievement of any applicable Performance Goal(s) by the Administrators. Once the shares are released from the restrictions imposed pursuant to this Paragraph 7, the legend required by Paragraph 7(d) herein shall be removed and the released shares of Common Stock shall be provided to the awardee in certificated form, unless the awardee requests in writing with the consent of the Company, or the Administrators direct, that issuance and delivery of the shares be effected in book entry or electronic form or that the shares be held in escrow by an escrow agent selected, and subject to change from time to time, by the Administrators.

(f)         Voting Rights. Unless otherwise provided in the Contract, during the Period of Restriction, awardees to whom shares of Restricted Stock hereunder may exercise voting rights with respect to those shares.

(g)        Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the accumulation and payment of dividends and other distributions made in cash or property, other than shares of Common Stock, until the shares to which the dividends and other distributions relate vest), during the Period of Restriction, awardees entitled to or holding shares of Restricted Stock hereunder shall be entitled to receive all dividends and other distributions made in cash or property other than shares of Common Stock with respect to those shares of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock, such shares shall be part of the Restricted Stock and subject to the same restrictions on transferability and the same rules for vesting, forfeiture, and custody as the shares of Restricted Stock with respect to which they were distributed.

(h)        Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Administrators, the shares of Restricted Stock that were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Company. Notwithstanding the foregoing, in the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators may waive all or any part of the Performance Goal(s) and provide for vesting of the award on such basis as they deem appropriate for any one or more awardees.

(i)         Termination of Employment or Service. Unless otherwise provided in the Contract, in the event that an awardee’s employment, consulting or other relationship with the Company, any of its Subsidiaries and a Parent has terminated for any reason, then the unvested portion of a Restricted Stock award shall automatically be forfeited to the Company. The Administrators may provide in a Contract made pursuant to the Plan for vesting of Restricted Stock awards in connection with the termination of an awardee’s employment or service on such basis as they deem appropriate, including, without limitation, any provisions for vesting at death, Disability or other cessation of employment or service, with or without the further consent of the Administrators. The Contracts evidencing awards may contain such provisions as the Administrators may approve with reference to the effect of approved leaves of absence.

8.	RSUs.

(a)         Grant of RSUs. The Administrators, at any time and from time to time, may grant RSUs as provided in this Paragraph 8 (with one RSU representing the right to one share of Common Stock) on such terms and conditions that are not inconsistent with the Plan as are established by the Administrators at or before the time such award is granted. Unless otherwise provided in the applicable Contract, an awardee receiving a RSU award is not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

(b)        Restrictions. The Contract for each RSU award shall specify the Period of Restriction, the number of RSUs granted, the applicable restrictions (whether service-based restrictions, with or without performance acceleration, and/or performance-based restrictions), the payment terms, including the whether payable in cash and/or shares of Common Stock, and such other provisions as the Administrators shall determine. If a RSU award is intended to be a performance-based compensation award, the terms and conditions of such award, including the Performance Goal(s) and Period of Restriction and, if different, performance period, shall be set forth in the Contract, and the requirements to satisfy or achieve the Performance Goal(s) as so provided therein shall be considered to be restrictions under the Plan.

(c)         Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the RSUs to which they are attributable, of dividends and other distributions made in cash or property other than shares of Common Stock), during the Period of Restriction, awardees holding RSUs shall have no rights to dividends and other distributions made in cash or property other than shares of Common Stock that would have been paid with respect to the shares represented by those RSUs if such shares were outstanding. Unless otherwise provided in the Contract, if any deemed dividends or other distributions would be paid in shares of Common Stock, the RSU award shall be adjusted as provided in Paragraph 11. In addition, unless otherwise provided in the Contract, during the Period of Restriction, any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional RSUs based on the Fair Market Value of a share on the date of payment or distribution of the deemed dividend or distribution. Awardees holding RSUs shall have no right to vote the shares of Common Stock represented by such RSUs until such shares are actually issued in settlement of such RSUs.

(d)	Payment after Lapse of Restrictions.

(i)          The Administrators are expressly authorized to grant RSUs that are “nonqualified deferred compensation” covered by Section 409A of the Code, as well as RSUs that are not such nonqualified deferred compensation.

            (ii)              Unless otherwise provided in the Contract, upon the vesting of a RSU through a lapse of restrictions pertaining to the RSU, the awardee is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (A) the number of shares of Common Stock with respect to which the restrictions lapse by (B) the Fair Market Value per share on the date the restrictions lapse (such amount, the “RSU Value”).

(iii)            The Contract may provide for a deferral of payment of the RSU Value after the time of vesting, on an elective basis (if timely elected by the awardee in a manner complying with Section 409A of the Code) or non elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Contract) from the date of vesting based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in shares of Common Stock) set out in the Contract (the “adjusted RSU Value”).

(iv)            Payment of the RSU Value or adjusted RSU Value, as applicable, to the awardee shall be made (A) in shares of Common Stock, valued at the Fair Market Value on the date of payment in the case of an immediate payment, (B) in cash or (C) in a combination thereof as determined by the Administrators, either at the time of the award or, unless otherwise provided in the applicable Contract, thereafter, and as provided in the Contract. Any payment in shares of Common Stock shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the awardee so requests in writing or the Administrators so direct.

(e)         Restrictions on Stock Transferability. The Administrators may impose, at or before the time such award is granted, such restrictions on any shares of Common Stock delivered to an awardee in settlement of a RSU as they may deem advisable, including, without limitation, a right of first refusal running to the Company, a buyback right by the Company or other restriction on transferability. In the event the Administrators so provide in a Contract, shares of Common Stock delivered on the settlement of a RSU may be designated as Restricted Stock and/or may be subject to a buyback right by the Company in the amount of, or based on, a specific or formula price therefor or otherwise in the event the awardee does not complete a specified service, consulting or noncompetition period after settlement.

(f)         Failure to Satisfy Performance Goal(s). In the event that the specified Performance Goal(s) are not satisfied within the time period established by the Administrators, the RSUs that were awarded subject to the satisfaction of such Performance Goal(s) shall be automatically forfeited and returned to the Company. Notwithstanding the foregoing, in the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators may waive all or any part of the Performance Goal(s) and provide for vesting of the award on such basis as they deem appropriate.

(g)        Termination of Employment or Service. Unless otherwise provided in the Contract pertaining to a RSU award, in the event that an awardee’s employment, consulting or other relationship with the Company, any of its Subsidiaries and a Parent has terminated for any reason, then the unvested portion of a RSU award shall automatically be forfeited to the Company. The Administrators may provide in a Contract made pursuant to the Plan for vesting of RSU awards in connection with the termination of an awardee’s employment or service on such basis as they deem appropriate, including, without limitation, any provisions for vesting at death, Disability or other cessation of employment or service, with or without the further consent of the Administrators. The Contracts evidencing awards may contain such provisions as the Administrators may approve with reference to the effect of approved leaves of absence.

9.     COMPLIANCE WITH SECURITIES LAWS.

(a)        It is a condition to the issuance of any share of Common Stock and the vesting of any award granted under the Plan that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued in connection therewith shall be effective and current at the time of exercise or issuance or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock thereupon. Nothing herein shall be construed as requiring the Company to register shares subject to any award under the Securities Act or to keep any Registration Statement effective or current.

(b)       The Administrators may require, as a condition to the issuance of shares of Common Stock and the vesting of any award granted under the Plan, that the awardee execute and deliver to the Company such awardee’s representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators may determine to be necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued are being acquired by the awardee for the awardee’s own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such awardee will be made only pursuant to (A) a Registration Statement under the Securities Act that is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the awardee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

(c)        In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such award on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an award or the issuance of shares of Common Stock thereunder, such award may not be granted, exercised or settled, in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Administrators free of any conditions not acceptable to the Administrators.

10.        AWARD CONTRACTS. Each award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the awardee, which Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators. The terms of each award and Contract need not be identical. The Contract may be part of, incorporate by reference, or consist in whole or in part of, an employment or similar agreement between the Company and the awardee.

11.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

(a)        Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which were outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the exercise price of each outstanding option and the Base Value of each outstanding SAR, the aggregate number and kind of shares subject to each outstanding award, and the 162(m) Maximum, shall be appropriately adjusted to preserve the actual or potential inherent economic value of an award by the Board, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to the award without payment therefor and for the rounding up to the next whole cent in the case of exercise prices. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 11 if such adjustment (i) would cause the Plan to fail to comply with Section 409A or 422 of the Code or with Rule 16b-3 (if applicable to such award), or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

(b)       Subject to compliance with Section 409A of the Code (if applicable), unless the Administrators shall determine otherwise, in the event of (i) the liquidation or dissolution of the Company, or (ii) a transaction (or series of related transactions) that is approved by a majority of the members of the Company’s Board of Directors who were elected by stockholders prior to the first of such transactions (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (A) the voting power (in the election of directors generally) of the Company’s voting securities outstanding immediately prior to such transaction(s) cease to represent at least 50% of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s) or (B) the registration of the Common Stock under the Securities Exchange Act of 1934 is terminated (each of the events described in clauses (i) and (ii) is referred to herein individually as an “Extraordinary Event”), then, unless other provision is made therefor in the transaction, the Plan and each outstanding option or SAR shall terminate, each outstanding share of Restricted Stock shall be deemed fully vested and each outstanding RSU shall be deemed fully vested and settled. In such event each awardee shall have the right to exercise, in whole or in part, any unexpired option or options or SAR or SARs issued to the awardee, to the extent that said option or SAR is then vested and exercisable pursuant to the provisions of said option or options or SAR or SARs and the Plan within fifteen (15) business days of the Company’s giving of written notice to the awardee of the completion of such Extraordinary Event.

12.        AMENDMENTS AND TERMINATION OF THE PLAN. The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, that awards hereunder are exempt from or comply with the requirements of Section 409A of the Code, or to comply with the provisions of Rule 16b-3, Section 162(m) of the Code or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in 11 hereof, increase the maximum number of shares of Common Stock for which awards may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive awards hereunder or (c) make any change for which applicable law or any applicable requirements of any national securities exchange on which the Company’s stock is listed or quoted requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the awardee, adversely affect the awardee’s rights under any award granted under the Plan. The power of the Administrators to construe and administer any award granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

13.        NON-TRANSFERABILITY. No award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options and SARs may be exercised, during the lifetime of the awardee, only by the awardee or his Legal Representatives. Except to the extent provided in the immediately preceding sentence, awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

14.        WITHHOLDING TAXES. The Company, any of its Subsidiaries or a Parent may withhold, or agree to withhold, (a) cash, (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise or settlement of an award having an aggregate Fair Market Value on the relevant date or (c) a combination of cash and shares, in an amount equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise, settlement or disposition of an award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company, any of its Subsidiaries or a Parent may require the holder to pay to it such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock or make any payment in connection with the exercise, vesting or settlement of any award under the Plan until all required withholding amounts with respect thereto have been received by it.

15.	LEGENDS; PAYMENT OF EXPENSES.

(a)        The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant, vesting, exercise or settlement of an award under the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (ii) implement the provisions of the Plan or any agreement between the Company and the awardee with respect to such shares of Common Stock or (iii) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

(b)       The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the grant, vesting, exercise or settlement of an award granted under the Plan, as well as all fees and expenses incurred by the Company in connection therewith.

16.        USE OF PROCEEDS. The cash proceeds received in connection with any award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

17.        SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in the Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the Company’s stockholders, substitute new awards for prior awards of the same type as is permitted to be granted under the Plan of a Constituent Corporation (as defined in Paragraph 18 thereof) or assume the prior equity compensation awards of the same type as is permitted to be granted under the Plan of such Constituent Corporation.

18.        DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)        “Cause” shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the awardee and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause within the meaning of applicable state law.

(b)       “Constituent Corporation” shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the award assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

(c)        “Fair Market Value” of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the closing sales price per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, or (ii) if the principal market for the Common Stock is not a national securities exchange, the closing average of the highest bid and lowest asked prices per share of Common Stock on such day as reported by the market upon which the Common Stock is quoted, The Wall Street Journal, the National Quotation Bureau Incorporated or an independent dealer in the Common Stock, as determined by the Company; provided, however, that if clauses (i) and (ii) of this Paragraph 18(c) are all inapplicable, or if no trades have been made and no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options or stock valuation.

(d)       “Disability” or “Disabled” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(e)        “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated awardee with respect to an award granted under the Plan.

(f)        “Parent” shall have the same definition as “parent corporation” in Section 424(e) of the Code.

(g)       “Performance Goal” shall mean one or more performance measures or goals set by the Administrators for each grant of a performance-based compensation award. The extent to which such performance measures or goals are met will determine the amount or value of the performance-based compensation award that an awardee is entitled to exercise, receive, or retain. Performance Goals may be particular to an awardee; may relate to the performance of a Subsidiary, operating segment, division, branch, strategic business unit, or line of business, which employs the awardee; or may be based on the performance of the Company generally. Performance Goals may be based on Common Stock value or increases therein; earnings per share or earnings per share growth; net earnings, earnings, or earnings growth (before or after one or more of interest, taxes, depreciation and/or amortization); operating profit; operating cash flow; operating or other expenses; operating efficiency; return on equity, assets, capital, or investment; sales or revenues or growth thereof; working capital targets or cost control measures; regulatory compliance; gross, operating, or other margins; credit ratings; productivity; customer satisfaction; satisfactory internal or external audits; improvement of financial ratings; achievement of balance sheet or income statement objectives; quality measures; and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non recurring items, material extraordinary items, special charges, and/or accounting changes), or implementation, management, attainment of a specific objective, or completion of critical projects or processes or other measurement determined by the Administrators. Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a market index; a group of other companies comparably, similarly, or otherwise situated; or a combination thereof. Each of the Performance Goals shall be determined, where applicable and, except as provided herein or in the applicable Contract, in accordance with generally accepted accounting principles applied in the United States of America. , Subject to any limitations under Section 162(m) of the Code in the case of an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators may adjust any Performance Goal and any evaluation of performance under a Performance Goal to take into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any non-recurring items or any extraordinary items as described in Accounting Principles Board Opinion No. 30 (or in any replacement thereof) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the

Company’s annual report on Form 10 K for the applicable year. In addition, in the case of an award not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators, at any time, may adjust any Performance Goal and any evaluation of performance under a Performance Goal on such basis and for such reason as it may determine. Prior to the payment of any compensation under an award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrators shall determine and certify the extent to which any Performance Goal and any other material terms under such award have been satisfied (other than in cases where such relate solely to the increase in the value of Common Stock).

(h)       “Period of Restriction” shall mean the period during which Restricted Stock or RSUs are restricted, pursuant to Paragraph 7 or 8 herein.

(i)        “Subsidiary” shall mean any “subsidiary corporation” of the Company as defined in Section 424(f) of the Code and any other entity (including, without limitation, any partnership, limited liability company, joint venture or similar noncorporate entity) in a chain of corporations or other entities in which each corporation or other entity has a controlling interest in another corporation or other entity in the chain, ending with the corporation or other entity that has a controlling interest in the corporation or other entity. For this purpose, the term “controlling interest” has the same meaning as provided in Treasury Regulation Section 1.414(c)–2(b)(2)(i), provided that the phrase “at least 50 percent” is substituted for “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)–2(b)(2)(i)..

19.	GOVERNING LAW; CONSTRUCTION.

(a)        The Plan, the awards and the Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the laws of another jurisdiction.

(b)       Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted.

(c)        Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

20.        PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

21.	GENERALLY APPLICABLE PROVISIONS REGARDING EMPLOYMENT OR SERVICE RELATIONSHIP.

(a)        For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such entity for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days or, if longer, so long as the individual’s right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(b)       Notwithstanding the foregoing, except as may otherwise be expressly provided in the applicable Contract, awards granted under the Plan shall not be affected by any change in the status of the awardee so long as the awardee continues to be an employee or director of, or a consultant to, the Company, any of its Subsidiaries or a Parent (regardless of having changed from one position to another or having been transferred from one entity to another).

22.        NO EMPLOYMENT CONTRACT OR OTHER ADDITIONAL RIGHTS. Nothing in the Plan or in any award granted under the Plan shall confer on any awardee any right to continue in the employ of, as a director of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the awardee’s relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent

23.	NONQUALIFIED DEFERRED COMPENSATION.

(a)        The Company generally intends that each option and each award of Restricted Stock granted under the Plan not constitute “nonqualified deferred compensation” within the meaning of and subject to Section 409A of the Code. To the extent that the Administrators determine that any provision of the Plan or any option or Contract relating to an option or Restricted Stock provides for any such nonqualified deferred compensation (in whole or in part), the Administrators at any time may amend the Plan and/or amend, restructure, terminate or replace any Contract to either comply with Section 409A of the Code and/or minimize or eliminate any such nonqualified deferred compensation, in each case notwithstanding anything in the Plan or any applicable Contract to the contrary.

(b)       Notwithstanding the foregoing, it is intended that SARs and RSUs may be awarded that are considered to be “nonqualified deferred compensation” subject to Section 409A of the Code, and it is intended that such awards shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Administrators are authorized to amend any Contract and to amend or declare void any election by an awardee as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code. It is intended that any payment which is provided pursuant to or in connection with the Plan which is considered to be deferred compensation subject to Section 409A of the Code shall be paid and provided in a manner, and at such time, including without limitation payment only in connection with the occurrence of a permissible payment event contained in Section 409A (e.g., death, “disability”, “separation from service” from the Company, any of its Subsidiaries or a Parent, each as defined for purposes of Section 409A of the Code), and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non compliance. In connection with effecting such compliance with Section 409A of the Code, the following shall apply:

(i)           If awardee is a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code at his separation from service, any payment or provision of benefits in connection with a “separation from service” payment event (as determined for purposes of Section 409A of the Code) shall not be made until six (6) months after awardee’s separation from service (the “409A Deferral Period”). In the event such payments are otherwise due to be made in installments or periodically during the 409A Deferral Period, the payments which would otherwise have been made in the 409A Deferral Period shall be accumulated and paid in a lump sum as soon as the 409A Deferral Period ends, and the balance of the payments shall be made as otherwise scheduled.

(ii)            For purposes of the Plan, a “key employee” for purposes of Section 409A(a)(2)(B)(i) of the Code shall be determined on the basis of the applicable 12–month period.

period ending on the specified employee identification date designated by the Company consistently for purposes of the Plan and similar plans or agreements or, if no such designation is made, based on the default rules and regulations under Section 409A(a)(2)(B)(i) of the Code.

(iii)             For purposes of the Plan, in determining time of (but not entitlement to) payment or provision of deferred compensation for purposes of Section 409A of the Code in connection with a termination of employment, termination of employment will be read to mean a “separation from service” within the meaning of Section 409A of the Code where it is reasonably anticipated that no further services would be performed after that date or that the level of bona fide services awardee would perform after that date (whether as an employee or independent contractor) would permanently decrease to less than 50% of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period.

(c)        Notwithstanding any other provision of the Plan, the Company shall not be liable to any awardee if any payment or benefit that is to be provided pursuant to the Plan and that is considered “nonqualified deferred compensation” subject to Section 409A of the Code fails to comply with, or be exempt from, the requirements of Section 409A of the Code.

TII network technologies

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 - Susan Harman	☐	☐
02 - Martin J. Pucher	☐	☐

	For	Against	Abstain
2. To amend the 2003 Non-Employee Director Stock Option Plan.	☐	☐	☐
3. To ratify the selection of KPMG LLP as our independent registered public accounting firm.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders should sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer please give FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 0 1 3 6 7 2 2

<STOCK#> 0D09AF

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

TII
network
technologies

Proxy — TII NETWORK TECHNOLOGIES, INC

Proxy for Annual Meeting of Stockholders — May 22, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, as proxies for the undersigned, KENNETH A. PALADINO and JENNIFER E. KATSCH, or either of them, with full power of substitution, to vote all shares of the Common Stock of TII Network Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 22, 2008, at 10:00 a.m., New York time, at the Sheraton Long Island Hotel, 110 Vanderbilt Motor Parkway, Hauppauge, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournments or postponements thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. A VOTE FOR EACH LISTED NOMINEE AND FOR PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR AND FOR PROPOSALS 2 AND 3.

Continued and to be signed on the reverse side if you elect to vote by mail

Quick Links

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 22, 2008

PROXY STATEMENT

SECURITY HOLDINGS OF CERTAIN STOCKHOLDERS, MANAGEMENT AND NOMINEES

ELECTION OF DIRECTORS - PROPOSAL 1

APPROVAL OF 2008 EQUITY COMPENSATION PLAN - PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - PROPOSAL 3

EXECUTIVE COMPENSATION

TRANSACTIONS WITH RELATED PERSONS

MISCELLANEOUS